UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                   FORM N-CSR
                         Certified Shareholder Report of
                   Registered Management Investment Companies

                  Investment Company Act File Number: 811-8576



                 American High-Income Municipal Bond Fund, Inc.
               (Exact Name of Registrant as specified in charter)

                              333 South Hope Street
                          Los Angeles, California 90071
                    (Address of principal executive offices)




       Registrant's telephone number, including area code: (213) 486-9200

                        Date of fiscal year end: July 31

                     Date of reporting period: July 31, 2005





                                Julie F. Williams
                     Capital Research and Management Company
                              333 South Hope Street
                          Los Angeles, California 90071
                     (name and address of agent for service)


                                   Copies to:
                                 Michael Glazer
                      Paul, Hastings, Janofsky & Walker LLP
                             515 South Flower Street
                          Los Angeles, California 90071
                          (Counsel for the Registrant)

ITEM 1 - Reports to Stockholders

[logo - American Funds(R)]

The right choice for the long term(R)

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND

[cover: photo of 3 doctors standing in an enclosed walkway - building window lights shining in the background]

BONDS THAT DO GOOD

Annual report for the year ended July 31, 2005

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND(R) seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds. It may invest without limits in bonds subject to the alternative minimum tax.

This fund is one of the 29 American Funds. The organization ranks among the nation's three largest mutual fund families. For more than seven decades, Capital Research and Management Company,(SM) the American Funds adviser, has invested with a long-term focus based on thorough research and attention to risk.

Contents                                                               page
Letter to shareholders                                                    1
The value of a long-term perspective                                      3
Bonds that do good -- feature report                                      4
Summary investment portfolio                                              8
Financial statements                                                     15
Directors and officers                                                   27
What makes American Funds different?                             Back cover

FIGURES SHOWN ARE PAST RESULTS FOR CLASS A SHARES AND ARE NOT PREDICTIVE OF RESULTS IN FUTURE PERIODS. CURRENT AND FUTURE RESULTS MAY BE LOWER OR HIGHER THAN THOSE SHOWN. SHARE PRICES AND RETURNS WILL VARY, SO INVESTORS MAY LOSE MONEY. INVESTING FOR SHORT PERIODS MAKES LOSSES MORE LIKELY. INVESTMENTS ARE NOT FDIC-INSURED, NOR ARE THEY DEPOSITS OF OR GUARANTEED BY A BANK OR ANY OTHER ENTITY. FOR THE MOST CURRENT INFORMATION AND MONTH-END RESULTS, VISIT AMERICANFUNDS.COM. FUND RESULTS SHOWN, UNLESS OTHERWISE INDICATED, ARE AT NET ASSET VALUE. IF A SALES CHARGE (MAXIMUM 3.75%) HAD BEEN DEDUCTED, THE RESULTS WOULD HAVE BEEN LOWER.

Here are the average annual total returns on a $1,000 investment with all distributions reinvested for periods ended June 30, 2005 (the most recent calendar quarter):

                                                                             1 year           5 years          10 years
Class A shares
Reflecting 3.75% maximum sales charge                                        +4.04%           +5.62%            +5.74%

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 21 for details.

The fund's 30-day yield for Class A shares as of August 31, 2005, calculated in accordance with the Securities and Exchange Commission formula, was 3.70%, which reflects a fee waiver (3.67% without the fee waiver). (For investors in the 35% federal tax bracket, this is equivalent to a taxable yield of 5.69%, which reflects the fee waiver -- 5.65% without the fee waiver.) The fund's distribution rate for Class A shares as of that date was 4.21% (4.18% without the fee waiver). Both reflect the 3.75% maximum sales charge. The SEC yield reflects the rate at which the fund is earning income on its current portfolio of securities while the distribution rate reflects the fund's past dividends paid to shareholders. Accordingly, the fund's SEC yield and distribution rate may differ.

Other share class results and important information can be found on page 23.

The return of principal in bond funds is not guaranteed. Bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the fund. Income may be subject to state or local income taxes and/or federal alternative minimum taxes. Certain other income, as well as capital gain distributions, may be taxable. High-yield bonds are subject to greater fluctuations in value and risk of loss of income and principal.



FELLOW SHAREHOLDERS:

[photo of the back of a little girl holding hands with an adult]

The high-yield sector produced some of the best returns in the municipal bond market during the past fiscal year. Strong investor appetite for yield products pushed prices higher on those securities, boosting returns on a variety of issues. American High-Income Municipal Bond Fund benefited from this trend and posted a total return of 7.0% for the 12 months ended July 31, 2005.

During the year, the fund paid monthly dividends totaling 67 cents a share. Those who reinvested these dividends recorded an income return of 4.5%, which is equivalent to a taxable return of 6.9% for investors in the 35% federal tax bracket. Shareholders who elected to take dividends in cash realized an income return of 4.4%, equivalent to a taxable return of 6.8%.

The fund's results exceeded the 6.3% return of the unmanaged Lehman Brothers Municipal Bond Index, which measures the investment-grade market. (Index returns do not include expenses.) However, the Lipper average of high-yield municipal debt funds topped the fund with a 9.3% return. American High-Income Municipal Bond Fund fell short of the Lipper average largely because of its cautious investment posture during this period of rising interest rates. Comparative results for longer periods are shown in the table below.

[Begin Sidebar]
RESULTS AT A GLANCE
Annualized total returns for periods ended July 31, 2005, with dividends reinvested

                                                                        1 year        5 years      10 years      Lifetime*

American High-Income Municipal Bond Fund                                  7.03%        6.14%        6.05%         6.64%
Lehman Brothers Municipal Bond Index+                                     6.35         6.48         6.23          6.59
Lipper High Yield Municipal Debt Funds Average                            9.26         6.35         5.37          5.78

*Since September 26, 1994
+ The index is unmanaged and does not reflect sales charges, commissions or expenses, and holds bonds with a longer average maturity than the fund. [End Sidebar]

THE FED AND THE BOND MARKET

During the past year, the Federal Reserve Board has been steadily raising the federal funds rate in an effort to remove the easy monetary conditions it implemented in response to the 2001 recession. With the economy now growing at a healthy rate, the stimulus of exceedingly low short-term rates may no longer be necessary. Beginning in June 2004, the Fed has increased the target federal funds rate 10 times, bringing it to 3.5% from 1.0%.

In the past, bond yields have risen across the board in response to Fed rate increases. (As a bond's yield rises, its price declines, and vice versa.) This time has been different. While short-term bond yields have risen in step with the rate hikes, long-term bond yields have declined instead over the course of the fiscal year. This atypical response has been termed a "conundrum" by Federal Reserve Chairman Alan Greenspan.

The divergence in bond market yields had a large impact on results for the period. Normally, short-term bonds are more desirable during rising interest rate periods because yield changes on short-term debt affect dollar values less than they do on long-term bonds. In other words, if the yield on a short-term bond rises a quarter percentage point, the change in the price of that bond is much smaller than it would be on a comparable bond with a long maturity. For this reason, short-term bonds usually confer a greater degree of protection for investors during rising rate periods.

HOW THE FUND RESPONDED

Since the Fed began raising rates last summer, the portfolio counselors of American High-Income Municipal Bond Fund have pursued a defensive investment strategy with a long-term perspective in an effort to protect shareholder principal. Part of this strategy involves maintaining a somewhat shorter maturity structure on the fund's portfolio than it had historically. This shorter structure limited the fund's ability to benefit from the recent decline in long-term yields. Nonetheless, the fund's counselors remain concerned that further rate increases by the Fed (which the market fully anticipates) and higher short-term bond yields will eventually push long-term yields higher.

Additionally,  the  fund's  counselors  have  become  more  conservative,   more
selective in their pursuit of higher yields. The market's recent appetite for higher yielding bonds has pushed up prices on many of these securities to levels that are less appealing from both a historical and risk perspective. As a result, the counselors have added high-quality bonds to the fund, as the difference between high-quality and lower quality bonds have compressed. High-quality bonds are more likely to retain their value when the market begins to reassess its valuations for high-yield securities.

Despite these concerns, the fund continues to benefit from many of its carefully selected, long-term holdings. These include electric utility revenue bonds and other municipal debt supported by corporate revenues, which have been bolstered by the continued strength of the economy. The fund's hospital bonds and life-care debt (which helps to finance continuing care retirement communities) have also done well over the past year. Our feature report, "Bonds That Do Good," beginning on page 4, offers a closer look at these two segments of the municipal market that have long contributed to the fund's success. The feature also discusses how research serves the fund by guiding our investment decisions with a long-term outlook on the bonds we buy.

RESULTS THAT SPEAK TO OUR STRENGTHS

The past year has been one of continued growth for American High-Income Municipal Bond Fund. Net assets of the fund increased nearly 25%, while our shareholder base grew 22%. We take this opportunity to welcome new shareholders, and we encourage you to become better acquainted with the fund through the information that follows this letter, including the feature and the financial statements.

In the 11 years since its inception, American High-Income Municipal Bond Fund has established a solid record of results as evidenced in the table on page 1 and the mountain chart on the opposite page. The results speak for themselves, but they do not tell the entire story. An important element of that story is our commitment to our shareholders. This commitment is expressed in our long-term, value-oriented approach to investing, our reliance on comprehensive research to guide our investment process, our ongoing efforts to keep expenses low, and our belief that professional management can help investors successfully navigate the pitfalls of the market.

We look forward to serving you in the year ahead, and for many years to come.

Cordially,

/s/ Paul G. Haaga, Jr.

Paul G. Haaga, Jr.
Vice Chairman

/s/ Mark R. Macdonald

Mark R. Macdonald
President

September 14, 2005

For current information about the fund, visit americanfunds.com.

Martin Fenton, an independent Director of the fund since 1994, has been elected non-executive chairman of the Board. Paul G. Haaga, Jr., the previous chairman, has been elected vice chairman. As independent Board chair pursuant to recently adopted Securities and Exchange Commission regulations, Mr. Fenton will chair Board meetings, including executive sessions of the independent Directors, and will be responsible for Board agendas, but will not have other executive or management responsibilities with the fund. He will remain unaffiliated with Capital Research and Management Company, the fund's investment adviser, and any of its affiliates.


TAX-FREE YIELDS VS. TAXABLE YIELDS

To use the table below, find your estimated 2005 taxable income to determine your federal tax rate. Then look in the right-hand column to see what you would have had to earn from a taxable investment to equal the fund's 4.18% tax-free distribution rate in July. For example, investors in the highest federal tax bracket (35%) would need a taxable distribution rate of 6.43% to match the fund's distribution rate.

                                                                                              As of 7/31/05, the
                                                                                               fund's tax-exempt
                                                                                            distribution rate of
              If your taxable income is...                    ...then your federal          4.18%+ is equivalent
       Single                            Joint                tax rate* is...            to a taxable rate of...

     $0 -        7,300                $0 -      14,600                10%                         4.64%
  7,301 -       29,700            14,601 -      59,400                15                          4.92
 29,701 -       71,950            59,401 -     119,950                25                          5.57
 71,951 -      150,150           119,951 -     182,800                28                          5.81
150,151 -      326,450           182,801 -     326,450                33                          6.24
          Over 326,450                    Over 326,450                35                          6.43

* Based on 2005 federal tax rates. The federal rates do not include an adjustment for the loss of personal exemptions and the phase-out of itemized deductions that are applicable to certain taxable income levels.
+ Distribution rate based on the average offering price for the month of July.


THE VALUE OF A LONG-TERM PERSPECTIVE

How a $10,000 investment has grown (for the period September 26, 1994, to July 31, 2005, with dividends reinvested)

There have always been reasons not to invest. If you look beyond the negative headlines, however, you will find that, despite occasional stumbles, financial markets have tended to reward investors over the long term. Active management -- bolstered by experience and careful research -- can add even more value. As the chart below shows, over its relatively short lifetime, American High-Income Municipal Bond Fund at net asset value has done better than the average of all high-yield municipal bond funds tracked by Lipper.

Fund figures, unless otherwise indicated, reflect deduction of the maximum sales charge of 3.75% on the $10,000 investment.(1) Thus the net amount invested was $9,625.

[begin mountain chart]

                The fund     The fund at    Lehman Brothers            Lipper
                  at net         maximum     Municipal Bond        High-Yield
             asset value  offering price          Index (2)    Municipal Debt
                (without     (with 3.75%                                Funds
               any sales    sales charge                          Average (3)
                 charge)    deducted)(1)

9/26/94           10,000           9,625             10,000            10,000

10/31/94           9,886           9,513              9,822             9,852

1/31/95           10,287           9,899             10,139            10,137

4/30/95           10,760          10,354             10,566            10,525

7/31/95           11,162          10,741             10,910            10,796

10/31/95          11,534          11,099             11,280            11,120

1/31/96           11,904          11,455             11,665            11,497

4/30/96           11,692          11,251             11,406            11,244

7/31/96           12,108          11,652             11,630            11,449

10/31/96          12,452          11,983             11,923            11,737

1/31/97           12,687          12,208             12,113            11,926

4/30/97           12,863          12,378             12,162            12,023

7/31/97           13,484          12,975             12,822            12,596

10/31/97          13,714          13,197             12,936            12,781

1/31/98           14,123          13,590             13,338            13,168

4/30/98           14,181          13,646             13,293            13,185

7/31/98           14,435          13,890             13,591            13,437

10/31/98          14,645          14,093             13,973            13,692

1/31/99           14,758          14,201             14,224            13,869

4/30/99           14,827          14,267             14,217            13,895

7/31/99           14,669          14,116             13,982            13,697

10/31/99          14,375          13,833             13,725            13,308

1/31/2000         14,191          13,656             13,708            13,102

4/30/2000         14,524          13,976             14,086            13,362

7/31/2000         14,905          14,343             14,585            13,640

10/31/2000        15,142          14,571             14,893            13,838

1/31/2001         15,455          14,873             15,529            14,090

4/30/2001         15,730          15,137             15,547            14,180

7/31/2001         16,268          15,654             16,054            14,631

10/31/2001        16,482          15,861             16,458            14,838

1/31/2002         16,439          15,819             16,445            14,782

4/30/2002         16,686          16,056             16,636            14,946

7/31/2002         17,098          16,453             17,131            15,259

10/31/2002        17,124          16,479             17,423            15,170

1/31/2003         17,298          16,645             17,672            15,343

4/30/2003         17,644          16,978             18,049            15,587

7/31/2003         17,621          16,956             17,749            15,666

10/31/2003        18,116          17,433             18,314            16,156

1/31/2004         18,576          17,875             18,765            16,626

4/30/2004         18,556          17,857             18,532            16,540

7/31/2004         18,757          18,049             18,776            16,716

10/31/2004        19,313          18,585             19,419            17,251

1/31/2005         19,598          18,859             19,677            17,699

4/30/2005         19,785          19,039             19,795            17,989

7/31/2005         20,076          19,319             19,968            18,377

$10,000 original investment
[end mountain chart]

* For the period September 26, 1994, to December 31, 1994.
(1) As outlined in the prospectus, the sales charge is reduced for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. There is no sales charge on dividends or capital gain distributions that are reinvested in additional shares.
(2) The index is unmanaged and does not reflect sales charges, commissions or expenses.
(3) Calculated by Lipper. The average does not reflect sales charges.

Past results are not predictive of future results. The results shown are before taxes on fund distributions and sale of fund shares.

Average annual total returns based on a $1,000 investment (for periods ended July 31, 2005)*

                                                  1 year            5 years         10 years

Class A shares                                    +3.04%            +5.33%           +5.64%

*Assumes reinvestment of all distributions and payment of the maximum 3.75% sales charge. The maximum initial sales charge was 4.75% prior to January 10, 2000.

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 21 for details.



BONDS THAT DO GOOD

[photo of two hands holding a stethoscope]

Municipal bonds deliver much more than tax-free income. In many cases, these bonds help local and regional communities grow and prosper by financing new or updated infrastructure projects. These projects typically create jobs, expand public amenities and can help improve the living standards of the communities in which they are located. We like to think of these types of financings as bonds that do good.

Hospitals and continuing care retirement communities are prime examples of such bonds. They are well-established sectors of the municipal bond market and have made important contributions to the long-term success of American High-Income Municipal Bond Fund. Combined, hospitals and continuing care retirement communities represent more than 20% of the fund's portfolio holdings.

In this article, we will take a look at these two types of municipal issues and explain how extensive research helps us select the most promising of these for the fund's portfolio. In the process, we hope to convey how research helps the fund do well, and how doing well helps do good for others.

]photo of a child's hand being held by an adult hand]

HOSPITAL BONDS

Hospitals are the keystone of America's evolving health care industry. In many parts of the country, these facilities are the primary locations for dispensing medical treatment and advice. The stature of hospitals is such that many people choose their doctors based on the hospitals with which they affiliate -- hospitals with prestigious reputations or distinct specialties that serve the patients' needs.

Over the past decade, demands on hospitals have increased as patients search for advanced medical procedures and the latest technologies. Cost-conscious insurance companies and greater government oversight have added their own demands. As a result, hospitals have faced increasing pressures on the quality and cost of the care they deliver. To respond, hospitals have upgraded older facilities, added new ones, invested more in cutting-edge technologies and, in some cases, pursued mergers and consolidations. In many cases, municipal bonds have helped to fund these ventures. However, not all hospital debt is appropriate for American High-Income Municipal Bond Fund.

DIAGNOSING HOSPITAL DEBT

"The hospital bonds we buy are issued by not-for-profit institutions, such as universities and religious institutions," explains Brenda Ellerin, a portfolio counselor for the fund and a research specialist in the hospital sector. "This is important, because not all hospitals are accorded tax-exempt status for their bonds. Before we buy any bond, though, we first take a hard look at the hospital itself, the market it serves, its management team and its financial profile." This in-depth evaluation typically includes meeting with management and assessing the locale and needs of the community.

Hospitals are as varied as the regions of this country and as distinct as the populations they serve. Brenda notes, "In areas that are served by several hospitals, we tend to prefer those that are dominant in their market. We also prefer health care systems that have different hospital locations, which offer a more diversified revenue base."

[photo of a small child looking through a window at a baby being held by a nurse]
[photo of a man being pushed in a wheelchair by a person of the hospital staff]

[Begin Pull Quote]
"Those hospitals that have diverse operations, including several different sites, often have a more attractive track record and a more diversified revenue base." -- Brenda Ellerin
[End Pull Quote]

The federal government exerts a strong influence on the financial health of hospitals. "In many cases, as much as 50% of a hospital's revenue comes from Medicare reimbursements," emphasizes Brenda. "So it's important for us to understand how changes to the Medicare program might impact a hospital's finances. Evaluating a hospital's reliance on Medicare helps us determine which hospitals are best for our shareholders over the long term."

The high level of scrutiny that distinguishes our research efforts is especially important for hospital debt with weaker credit ratings, such as lower investment-grade (e.g. BBB-rated) bonds or those rated below investment grade. In the universe of high-yield municipal debt, these bonds offer some of the best potential for high returns, but with that comes a commensurate level of risk. American High-Income Municipal Bond Fund strives to limit the risk potential of these bonds by conducting thorough research before every purchase and by monitoring that potential for as long as the bond remains in the portfolio. That process may extend for years, because we often hold the hospital bonds we buy for an extended period of time with the expectation that their credit quality will improve, and for the added income they offer.

PATIENCE CAN BRING REWARDS

In recent years, the fund's exposure to hospital bonds has helped bolster returns for shareholders. Yet the health care sector has not always produced favorable results. The Balanced Budget Act of 1997 weakened the financial profile of many hospitals by slashing Medicare reimbursements. Then in July 1998, a large Pennsylvania medical facility defaulted on some $1.5 billion in debt, a watershed event that tarnished investors' perceptions of the health care industry and sent shock waves through the entire municipal market. Hospital bonds plunged in value, and those with the weakest credit profiles bore the brunt of the market's pain.

The recovery of hospital debt has been a gradual process that began to show results in 2001. In the years since then, hospitals have steadily improved their credit fundamentals. Just this year, Moody's bond rating agency reported a higher ratio of credit upgrades to downgrades for nonprofit hospitals during the first half of 2005, reversing a multi-year trend. Importantly, government and insurance reimbursements -- so vital to hospital operations -- have improved, and management teams have gained better control of budgets by streamlining staff and operations. One result of these improvements has been strong investor demand, boosting prices for hospital bonds during the past fiscal year.

[Begin Sidebar]
U.S. population age 65 and older (%)

2000                                      12.4%

2010     (projected)                      13%

2030     (projected)                      20%

Source: U.S. Census Bureau
[End Sidebar]

[photo of a woman's hand resting on top of a man's hand]
[photo of an elderly woman sitting at a table with a man]

Hospital bonds have always been an important part of American High-Income Municipal Bond Fund's portfolio, going back to the fund's inception. We did not own the Pennsylvania health care bonds that defaulted in 1998, but our other hospital bonds were certainly affected. In 1999, we wrote to our shareholders, "Although our health care holdings trailed the market this year, we believe they continue to offer shareholders good long-term value." It was not mere optimism that prompted that remark. Rather, it was faith in the quality of our research and trust in the professional judgment of the fund's counselors. Seven years later, that confidence has been substantiated, and our shareholders have benefited as a result.

[photo of a couple hugging]

BONDS FOR CONTINUING CARE COMMUNITIES

The number of seniors in the United States has grown steadily in recent years and is likely to balloon as baby boomers reach retirement during the next two decades. This aging of America has fostered new approaches to elder care, among them residences that offer seniors a mix of independent living units, communal activities and a measure of assistance for basic daily needs (assisted-living units), all on the same site. These continuing care retirement communities (CCRCs) are a preferred solution for seniors who may be at risk if living alone, but who are too healthy for the confinement of a nursing home.

CCRCs can now be found coast to coast. While some are operated by publicly traded corporate entities, small private companies run most of these specialized communities. As with hospital debt, the fund focuses on those operated by not-for-profit organizations, which have ready access to the municipal bond market.

RESEARCH GUIDING INVESTMENTS

The debt issued by CCRCs is primarily for construction purposes. "Most of the bonds that we buy are secured by mortgages on the properties," explains Karl Zeile, a portfolio counselor for the fund and an analyst in this segment of the municipal market. "In practice, the entrance fees charged to new residents, as well as their monthly rental fees, support this debt. Therefore, we need to evaluate the potential viability of each project from its construction phase through to full occupancy, which may take years to achieve."

Financings for these communities typically involve two or more bond tranches: short-term bonds, which are repaid once entrance fees have been collected, and long-term bonds, which rely heavily on the monthly net revenues of the community. American High-Income Municipal Bond Fund primarily invests in the long-term debt, most of which bears a 30-year maturity. In credit quality, these bonds are predominantly below investment grade, and most are not rated by major rating agencies. This is one more reason that we conduct rigorous research prior to making an investment decision. It is a process that helps to assure us that the returns we anticipate are worth the risks we may be taking.

[photo of an elderly couple sitting at a table]

[Begin Pull Quote]
"Most people like to stay near their family and community, so future residents of the CCRCs are likely to live nearby." -- Karl Zeile
[End Pull Quote]

Every assessment of these bonds begins with a detailed review of the market that the proposed community will serve. "We take a close look at the local community," notes Karl, "and at the demographics of the surrounding area -- roughly a 10-mile radius. Most people like to stay near their family and community, so future residents of the CCRC are likely to live nearby." It is important to determine the potential need as well as its potential attractiveness. "We aim to avoid projects that may miss the market," adds Karl. "Some sites may be overbuilt for the populations they serve, while the cost of others may be too expensive for seniors in the region."

As with hospitals, the operational success of these communities often relies on the strength of their management teams. "An important part of our research is getting to know the managers and the board of directors for the communities in which we hope to invest," emphasizes Karl. "Over the long run, their response to operational challenges can make a critical difference to the success of the project. Invariably, we look for management teams with previous CCRC experience, and we evaluate their potential contributions with an eye to their past successes and failures."

BUILDING GOLDEN YEARS

In conjunction with these qualitative assessments, our analysts must consider whether the projects will be financially sound. Some communities are over-leveraged from the very beginning, creating potent obstacles to future success. To help the fund identify and quantify critical financial variables, our analysts have developed financial models based upon years of CCRC research that evaluate the credit strength of each investment we consider.

With every investment we make, our research continues after we buy the bonds. We regularly monitor the construction of the project and the process of filling its residences. It is important, as well, to assess the quality of the care and amenities offered to seniors. Ultimately, it is the comfort and satisfaction of the seniors themselves that helps ensure the long-term viability of these retirement communities.

There have always been compelling reasons to invest in municipal bonds. Our investments in hospitals and continuing care retirement communities have the added dimension of being able to do good for others while providing attractive returns for our shareholders. It's an emotional variation on compounding returns -- one that eludes mathematics, but adds to gratification.


SUMMARY INVESTMENT PORTFOLIO, July 31, 2005

The following summary investment portfolio is designed to streamline the report and help investors better focus on a fund's principal holdings. For details on how to obtain a complete schedule of portfolio holdings, please see the inside back cover.


QUALITY RATING*

[begin pie chart]
                                Percent of
                                net assets
Aaa/AAA                               14.2%
Aa/AA                                 12.1
A/A                                   13.6
Baa/BBB                               24.5
Ba/BB                                 23.1
B                                      6.1
Caa/CCC or less                        0.7
Cash & equivalents                     5.7
[end pie chart]

* Bond ratings reflect those of a credit rating agency; if ratings are not available, they are assigned by the fund's research analysts.


                                                                                            Principal         Market       Percent
                                                                                               amount          value        of net
Bonds & notes  - 94.33%                                                                         (000)          (000)        assets

Alabama  - 0.73%
Industrial Dev. Board of the Town of Courtland (International Paper Co. Projects):
 Industrial Dev. Rev. Ref. Bonds, Series 2003-A, 5.00% 2013                                   $ 1,500        $ 1,599
 Solid Waste Disposal Rev. Ref. Bonds, Series 2004-A, 4.75% 2017                                2,000          2,058          .23%
Other securities                                                                                               8,225           .50
                                                                                                              11,882           .73

Alaska  - 1.24%
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2001, 5.375% 2021                                                                   7,625          7,851           .48
Other securities                                                                                              12,377           .76
                                                                                                              20,228          1.24

California  - 10.27%
G.O. Ref. Bonds 5.00% 2015                                                                      8,000          8,732           .54
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine Apartment
     Communities, LP), Series 1998-A-1, AMT, 5.05% 2025 (put 2008)                              7,000          7,226           .44
Pollution Control Fncg. Auth., AMT:
 Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), 5.00% 2027-2038              4,000          4,048
 Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project),
     Series 1998-A, 5.10% 2018 (put 2008)                                                       4,000          4,131           .50
Other securities                                                                                             143,626          8.79
                                                                                                             167,763         10.27

Colorado  - 2.80%
City of Lakewood, Plaza Metropolitan Dist. No. 1, Public Improvement Fee/Tax
     Increment Supported Rev. Bonds, Series 2003, 8.00% 2025                                    8,500          9,434           .58
Rampart Range Metropolitan Dist. No. 1 (City of Lone Tree), Rev. Bonds (Rampart
     Range Metropolitan Dist. No. 2 Project), Series 2001, 7.75% 2026                           7,610          7,915           .48
Other securities                                                                                              28,423          1.74
                                                                                                              45,772          2.80

Connecticut  - 2.16%
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.40% 2011 (1)          6,590          6,899           .42
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public
     Improvement Bonds, Series 2001, 6.00% 2016                                                 6,100          6,608           .41
Other securities                                                                                              21,754          1.33
                                                                                                              35,261          2.16

District of Columbia - 0.55%                                                                                   9,002           .55


Florida  - 11.03%
The Crossings at Fleming Island Community Dev. Dist. (Clay County), Special
     Assessment Ref. Bonds, Series 2000-C, 7.10% 2030                                           7,355          7,880           .48
Capital Projects Fin. Auth., Continuing Care Retirement Community Rev. Bonds
     (Capital Projects Loan Program - Glenridge on Palmer Ranch Project),
     Series 2002-A, 8.00% 2032                                                                  5,400          6,006           .37
Miami-Dade County Industrial Dev. Auth., Solid Waste Disposal Rev. Bonds (Waste
     Management, Inc. Project), Series 2004, AMT, 4.00% 2018 (put 2009)                         2,000          1,981           .12
Other securities                                                                                             164,220         10.06
                                                                                                             180,087         11.03

Georgia - 1.30%                                                                                               21,298          1.30


Idaho  - 1.37%
Housing and Fin. Association:
 Single-family Mortgage Bonds, 4.50%-5.75% 2011-2026                                           21,130         21,535
 Single-family Mortgage Subordinate Bonds, 5.40%-5.55% 2010                                       750            757          1.37
                                                                                                              22,292          1.37

Illinois  - 6.34%
Dev. Fin. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
     Series 1997, AMT, 5.05% 2010                                                               5,035          5,226           .32
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement
     Fund, Inc. (University Center Project), Series 2002, 6.25% 2030                            6,000          6,452           .39
Health Facs. Auth., Rev. Bonds:
 (Decatur Memorial Hospital), Series 2001, 6.25% 2017                                           5,000          5,609
 (Villa St. Benedict Project), Series 2003-A-1, 6.90% 2033                                      5,700          6,028           .71
Other securities                                                                                              80,292          4.92
                                                                                                             103,607          6.34

Indiana - 1.46%                                                                                               23,883          1.46


Kentucky  - 1.34%
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds
     (Appalachian Regional Healthcare, Inc. Project), Series 1997, 5.85% 2017                   7,000          6,951           .42
City of Maysville, Solid Waste Disposal Facs. Rev. Bonds (Inland Container Corp.
     Project - Temple-Inland Inc.), Series 1992, AMT, 6.90% 2022                                7,000          8,002           .49
Other securities                                                                                               7,011           .43
                                                                                                              21,964          1.34

Louisiana  - 2.08%
Village of Hodge, Combined Utility System Rev. Ref. Bonds (Stone Container Corp.
     Project), Series 2003, AMT, 7.45% 2024                                                     6,000          7,311           .45
Parish of Morehouse, Pollution Control Rev. Ref. Bonds (International Paper Co.
     Project), Series 2001-A, 5.25% 2013                                                        2,500          2,663           .16
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2030                        16,125         16,833          1.03
Other securities                                                                                               7,108           .44
                                                                                                              33,915          2.08

Maryland - 1.53%                                                                                              24,957          1.53


Massachusetts  - 1.55%
Industrial Fin. Agcy., Rev. Bonds (Edgewood Retirement Community Project),
     Series 1995-A, 9.00% 2025 (preref. 2005)                                                   5,400          5,606           .34
G.O. Bonds, Consolidated Loan of 2001, Series D, 5.50% 2017                                     5,000          5,744           .35
Industrial Fin. Agcy., Resource Recovery Rev. Ref. Bonds (Ogden Haverhill
     Project), Series 1998-A, AMT, 5.30% 2009                                                   6,300          6,461           .40
Dev. Fin. Agcy., Resource Recovery Rev. Bonds (Waste Management, Inc. Project),
     Series 1999-B, AMT, 6.90% 2029 (put 2009)                                                  1,000          1,104           .07
Other securities                                                                                               6,433           .39
                                                                                                              25,348          1.55

Michigan  - 3.69%
Econ. Dev. Corp. of the County of Midland, Subordinated Pollution Control
     Limited Obligation Rev. Ref. Bonds (Midland Cogeneration Project),
     Series 2000-A, AMT, 6.875% 2009                                                            6,865          7,220           .44
Strategic Fund:
 Limited Obligation Rev. Bonds (United Waste Systems, Inc. Project),
     Series 1995, 5.20% 2010                                                                    4,250          4,427
 Solid Waste Disposal Limited Obligation Rev. Ref. Bonds (Waste Management, Inc.
     Project), Series 2004, AMT, 3.00% 2013 (put 2007)                                          1,000            984           .33
Other securities                                                                                              47,680          2.92
                                                                                                              60,311          3.69

Nevada  - 3.60%
Clark County, Special Improvement Dist. No. 121 (Southern Highlands Area), Local
     Improvement Bonds, Series 1999, 7.50% 2019                                                10,935         11,890           .73
Other securities                                                                                              46,869          2.87
                                                                                                              58,759          3.60

New Jersey  - 4.10%
Certs. of Part., Series 2004-A:
 5.00% 2013                                                                                     7,000          7,507
 5.00% 2014                                                                                     5,500          5,906           .82
Econ. Dev. Auth.:
 Cigarette Tax Rev. Bonds, Series 2004, RADIAN insured, 5.375% 2015                             5,500          6,058           .37
 Retirement Community Rev. Bonds (Seabrook Village, Inc. Fac.), Series 2000-A, 8.25% 2030       9,000         10,219           .63
Other securities                                                                                              37,249          2.28
                                                                                                              66,939          4.10

New York  - 8.70%
Dormitory Auth., Third General Resolution Rev. Bonds (State University
     Educational Facs. Issue), Series 2002-B:
 5.25% 2023 (put 2012)                                                                         13,500         14,698
 6.00% 2029 (put 2012)                                                                          4,000          4,538          1.18
City of New York, G.O. Bonds:
 Fiscal 2004, Series G, 5.00% 2014                                                              7,500          8,123
 4.50%-5.50% 2008-2021                                                                         26,730         28,509          2.24
New York City Industrial Dev. Agcy.:
 Liberty Rev. Bonds (7 World Trade Center, LLC Project), Series A:
  6.25% 2015                                                                                   13,000         13,847
  6.50% 2035                                                                                    8,500          9,040          1.40
 Rev. Bonds (Brooklyn Navy Yard Cogeneration Partners, LP Project), Series 1997,
     AMT, 6.20% 2022                                                                            5,335          5,535           .34
Other securities                                                                                              57,829          3.54
                                                                                                             142,119          8.70

North Carolina  - 1.45%
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, 5.125%-7.25%  2007-2026           19,700         21,196          1.30
Other securities                                                                                               2,493           .15
                                                                                                              23,689          1.45

Ohio - 1.42%                                                                                                  23,212          1.42


Oklahoma  - 0.54%
Langston Econ. Dev. Auth., Student Housing Rev. Bonds (Langston Community Dev.
     Corp. Project), Series 2000-A, 7.75% 2030                                                  6,050          6,125           .37
Other securities                                                                                               2,748           .17
                                                                                                               8,873           .54

Oregon - 0.58%                                                                                                 9,428           .58


Pennsylvania - 1.49%                                                                                          24,281          1.49


Puerto Rico  - 0.77%
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027
     (put 2012)                                                                                 8,000          8,790           .54
Other securities                                                                                               3,741           .23
                                                                                                              12,531           .77

South Carolina  - 1.74%
Georgetown County (International Paper Co. Projects):
 Environmental Improvement Rev. Ref. Bonds, Series 2002-A, 5.70% 2014                           2,500          2,763
 Pollution Control Rev. Ref. Bonds, Series 1999-A, 5.125% 2012                                  1,000          1,060           .23
Piedmont Municipal Power Agcy., Electric Rev. Ref. Bonds, Series 1999-A, 5.25% 2015             6,000          6,152           .38
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds,
     Series 2001-B, 6.00% 2022                                                                  5,500          5,865           .36
Econ. Dev. Auth., Econ. Dev. Rev. Bonds (Waste Management of South Carolina, Inc.
     Project), Series 2001, AMT, 3.30% 2016 (put 2007)                                          2,000          1,979           .12
Other securities                                                                                              10,628           .65
                                                                                                              28,447          1.74

Tennessee  - 2.56%
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal
     Express Corp.), Series 2002, 5.05% 2012                                                    5,735          6,091           .37
Health, Educational and Housing Fac. Board of the County of Shelby, Rev. Bonds
     (Baptist Memorial Health Care), Series 2004-A, 5.00% 2020 (put 2008)                      11,000         11,523           .71
Other securities                                                                                              24,119          1.48
                                                                                                              41,733          2.56

Texas  - 7.40%
Angelina and Neches River Auth., Solid Waste Disposal Rev. Ref. Bonds
     (International Paper Co. Projects), Series 2003-A, AMT, 5.375% 2015                        5,000          5,314           .33
Brazos River Auth., Pollution Control Rev. Ref. Bonds, AMT:
 (TXU Electric Co. Project), Series 2001-C,  5.75% 2036 (put 2011)                              9,745         10,420
 (TXU Energy Co. LLC Project), Series 2003-A,  6.75% 2038 (put 2013)                            1,000          1,144           .71
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs. Rev.
     Bonds (Dow Chemical Co. Project), Series 2002-A-4, AMT, 5.20% 2033 (put 2008)              7,500          7,823           .48
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero Refining
     and Marketing Co. Project), Series 1997-D, AMT, 5.125% 2009                                5,250          5,560           .34
Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Bonds (Waste Management
     of Texas, Inc. Denton County Project), Series 2003-B, AMT, 3.50% 2028 (put 2007)           1,000            993           .06
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann
     Healthcare System), Series 2001-A, 6.375% 2029                                             5,100          5,621           .34
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project):
 Series 2001-A, 5.50% 2022 (put 2011)                                                           2,645          2,811
 Series 2001-B, AMT, 5.75% 2030 (put 2011)                                                      5,675          6,086           .55
Other securities                                                                                              75,032          4.59
                                                                                                             120,804          7.40

Utah  - 1.52%
Housing Corp., Single-family Mortgage Bonds, 4.625%-5.30% 2018-2027                            20,040         20,361
Housing Fin. Agcy., Single-family Mortgage Bonds, 4.90%-5.60% 2010-2013                         1,360          1,372          1.33
Other securities                                                                                               3,163           .19
                                                                                                              24,896          1.52

Virginia  - 1.76%
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Adjustable Mode
     Solid Waste Disposal Rev. Bonds (Waste Management, Inc.), Series 2002,
     AMT, 6.25% 2027 (put 2012)                                                                 1,000          1,103           .07
Fairfax County Econ. Dev. Auth., Resource Recovery Rev. Ref. Bonds, Series A,
     AMT, AMBAC insured, 6.10% 2011                                                             7,755          8,650           .53
Industrial Dev. Auth. of County of Isle of Wight, Pollution Control Rev. Ref.
     Bonds (International Paper Co. Projects), Series 2004-A, 4.05% 2014                        1,150          1,150           .07
Other securities                                                                                              17,891          1.09
                                                                                                              28,794          1.76

Washington  - 1.35%
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds,
     Series 2005-A, 5.00% 2015                                                                  6,035          6,574           .40
Other securities                                                                                              15,437           .95
                                                                                                              22,011          1.35

Wisconsin  - 1.57%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed
     Bonds, 6.125% 2027                                                                        12,780         13,767           .84
Other securities                                                                                              11,937           .73
                                                                                                              25,704          1.57

Other states & U.S. territories - 4.34%
State of South Dakota, Education Loans Incorporated, Student Loan Asset-backed
     Callable Notes, Series 1998-1, AMT, 4.95% 2010                                             7,500          7,864           .48
Other securities                                                                                              63,098          3.86
                                                                                                              70,962          4.34

Total bonds & notes (cost: $1,486,280,000)                                                                 1,540,752         94.33



                                                                                            Principal         Market       Percent
                                                                                               amount          value        of net
Short-term securities  - 7.06%                                                                  (000)          (000)        assets

City of Valdez, Alaska, Marine Terminal Rev. Ref. Bonds (BP Pipelines (Alaska)
     Inc. Project):
 Series 2003, 2.32% 2037 (2)                                                                  $ 1,000        $ 1,000
 Series 2003-B, 2.32% 2037 (2)                                                                  1,200          1,200           .13
City of Los Angeles, California, 2005 Tax and Rev. Anticipation Notes, 4.00% 6/30/2006         10,000         10,119           .62
State of New Jersey, Tax and Rev. Anticipation Notes, Series 2006-A, 4.00% 6/23/2006           20,000         20,226          1.24
State of New Mexico, Tax and Rev. Anticipation Notes, Series 2005, 4.00% 6/30/2006             15,000         15,186           .93
Tennessee Public Building Auth. of the City of Clarksville, Adjustable Rate Pooled
     Fncg. Rev. Bonds, Series 2001, 2.34% 2031 (2)                                              6,785          6,785           .42
State of Texas, Gulf Coast Waste Disposal Auth.:
 Environmental Facs. Rev. Bonds (BP Amoco Chemical Co. Project), Series 2003-B,
     AMT, 2.40% 2038 (2)                                                                        1,800          1,800
 Pollution Control Rev. Bonds (Amoco Oil Co. Project), Series 1993, AMT, 2.40% 2023 (2)         2,800          2,800           .28
State of Washington, Industrial Dev. Corp. of the Port of Bellingham, Environmental
     Facs. Industrial Rev. Bonds (BP West Coast Products LLC Project), Series 2002,
     AMT, 2.40% 2033 (2)                                                                        1,000          1,000           .06
Other securities                                                                                              55,146          3.38


Total short-term securities (cost: $115,255,000)                                                             115,262          7.06


Total investment securities (cost: $1,601,535,000)                                                         1,656,014        101.39
Other assets less liabilities                                                                                (22,765)        (1.39)

Net assets                                                                                                $1,633,249       100.00%

"Other securities" includes all issues that are not disclosed separately in the summary investment portfolio.


(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities, including those in "Other securities" in the summary investment portfolio, was $18,502,000, which represented 1.13% of the net assets of the fund.
(2) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.

See Notes to Financial Statements

Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dept. = Department
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper


Financial statements

Statement of assets and liabilities
at July 31, 2005                              (dollars and shares in thousands,
                                                      except per-share amounts)

Assets:
 Investment securities at market (cost: $1,601,535)                                                       $1,656,014
 Cash                                                                                                              3
 Receivables for:
  Sales of investments                                                                $5
  Sales of fund's shares                                                           4,989
  Interest                                                                        21,579                      26,573
                                                                                                           1,682,590
Liabilities:
 Payables for:
  Purchases of investments                                                        44,605
  Repurchases of fund's shares                                                     1,764
  Dividends on fund's shares                                                       1,728
  Investment advisory services                                                       423
  Services provided by affiliates                                                    750
  Deferred Directors' compensation                                                    64
  Other fees and expenses                                                              7                      49,341
Net assets at July 31, 2005                                                                               $1,633,249

Net assets consist of:
 Capital paid in on shares of capital stock                                                               $1,604,819
 Undistributed net investment income                                                                           1,910
 Accumulated net realized loss                                                                               (27,959)
 Net unrealized appreciation                                                                                  54,479
Net assets at July 31, 2005                                                                               $1,633,249

Total authorized capital stock - 200,000 shares, $.001 par value (104,634 total shares outstanding)

                                                          Net assets        Shares outstanding      Net asset value per share
                                                                                                                          (1)
Class A                                                   $1,369,854                    87,760                         $15.61
Class B                                                       65,633                     4,205                          15.61
Class C                                                       89,910                     5,760                          15.61
Class F                                                       85,684                     5,489                          15.61
Class R-5                                                     22,168                     1,420                          15.61

(1) Maximum offering price and redemption price per share were equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $16.22.

See Notes to Financial Statements


Statement of operations
for the year ended July 31, 2005                        (dollars in thousands)

Investment income:
 Income:
  Interest                                                                                                             $74,951

 Fees and expenses: (1)
  Investment advisory services                                                               5,087
  Distribution services                                                                      5,332
  Transfer agent services                                                                      387
  Administrative services                                                                      259
  Reports to shareholders                                                                      133
  Registration statement and prospectus                                                        167
  Postage, stationery and supplies                                                              47
  Directors' compensation                                                                       39
  Auditing and legal                                                                            62
  Custodian                                                                                     10
  Federal and state income taxes                                                                 9
  Other state and local taxes                                                                   20
  Other                                                                                         32
  Total fees and expenses before waiver                                                     11,584
 Less waiver of fees and expenses:
  Investment advisory services                                                                 324
  Total fees and expenses after waiver                                                                                  11,260
 Net investment income                                                                                                  63,691

Net realized gain and unrealized
 appreciation on investments:
 Net realized gain on investments:                                                                                       1,332
 Net unrealized appreciation on investments                                                                             32,605
  Net realized gain and unrealized
   appreciation on investments                                                                                          33,937
Net increase in net assets resulting
 from operations                                                                                                       $97,628

(1) Additional information related to class-specific fees and expenses is included in the Notes to Financial Statements.

See Notes to Financial Statements


Statements of changes in net assets                     (dollars in thousands)

                                                                                       Year ended                  Year ended
                                                                                         July 31,                    July 31,
                                                                                             2005                        2004
Operations:
 Net investment income                                                                    $63,691                     $56,358
 Net realized gain (loss) on investments                                                    1,332                     (13,757)
 Net unrealized appreciation on investments                                                32,605                      29,385
  Net increase in net assets
   resulting from operations                                                               97,628                      71,986

Dividends paid or accrued to shareholders
 from net investment income                                                               (62,955)                    (55,482)

Capital share transactions                                                                287,243                     193,721

Total increase in net assets                                                              321,916                     210,225

Net assets:
 Beginning of year                                                                      1,311,333                   1,101,108
 End of year (including undistributed net investment
  income: $1,910 and $1,655, respectively)                                             $1,633,249                  $1,311,333

See Notes to Financial Statements


NOTES TO FINANCIAL STATEMENTS

1.       ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION - American High-Income Municipal Bond Fund, Inc. (the "fund") is registered under the Investment Company Act of 1940 as an open-end, diversified management investment company. The fund seeks a high level of current income exempt from regular federal income taxes through a diversified, carefully researched portfolio of higher yielding, lower rated, higher risk municipal bonds.

The fund offers five share classes consisting of four retail share classes and one retirement plan share class. The retirement plan share class (R-5) is sold without any sales charges and does not carry any conversion rights. The fund's share classes are described below:

---------------------------------------------------------------------------------------------------------
      Share class       Initial sales charge Contingent deferred sales         Conversion feature
                                               charge upon redemption
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class A             Up to 3.75%         None (except 1% for                   None
                                                certain redemptions
                                                 within one year of
                                                purchase without an
                                               initial sales charge)
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class B                 None           Declines from 5% to 0%    Classes B converts to Class A
                                               for redemptions within          after eight years
                                               six years of purchase
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class C                 None         1% for redemptions within    Class C converts to Class F
                                                one year of purchase             after 10 years
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
        Class F                 None                    None                          None
---------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------
       Class R-5                None                    None                          None

---------------------------------------------------------------------------------------------------------

Holders of all share classes have equal pro rata rights to assets, dividends and liquidation proceeds. Each share class has identical voting rights, except for the exclusive right to vote on matters affecting only its class. Share classes have different fees and expenses ("class-specific fees and expenses"), primarily due to different arrangements for distribution, administrative and shareholder services. Differences in class-specific fees and expenses will result in differences in net investment income and, therefore, the payment of different per-share dividends by each class.

SIGNIFICANT ACCOUNTING POLICIES - The financial statements have been prepared to comply with accounting principles generally accepted in the United States of America. These principles require management to make estimates and assumptions that affect reported amounts and disclosures. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the fund:

          SECURITY VALUATION - Fixed-income securities, including short-term securities purchased with more than 60 days left to maturity, are valued at prices obtained from an independent pricing service when such prices are available. However, where the investment adviser deems it appropriate, such securities will be valued at the mean quoted bid and asked prices (or bid prices, if asked prices are not available) or at prices for securities of comparable maturity, quality and type. Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. The value of short-term securities originally purchased with maturities greater than 60 days are determined based on an amortized value to par when they reach 60 days or less remaining to maturity. The ability of the issuers of the debt securities held by the fund to meet their obligations may be affected by economic developments in a specific industry, state or region. Securities and other assets for which representative market quotations are not readily available are fair valued as determined in good faith under procedures adopted by authority of the fund's Board of Directors. Various factors may be reviewed in order to make a good faith determination of a security's fair value. These factors include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions.

          SECURITY TRANSACTIONS AND RELATED INVESTMENT INCOME - Security transactions are recorded by the fund as of the date the trades are executed with brokers. Realized gains and losses from security transactions are determined based on the specific identified cost of the securities. In the event a security is purchased with a delayed payment date, the fund will segregate liquid assets sufficient to meet its payment obligations. Interest income is recognized on an accrual basis. Market discounts, premiums and original issue discounts on fixed-income securities are amortized daily over the expected life of the security.

          CLASS ALLOCATIONS - Income, fees and expenses (other than class-specific fees and expenses) are allocated daily among the various share classes based on the relative value of their settled shares. Realized and unrealized gains and losses are allocated daily among the various share classes based on their relative net assets. Class-specific fees and expenses, such as distribution, administrative and shareholder services, are charged directly to the respective share class.

          DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS - Dividends paid to shareholders are declared daily after the determination of the fund's net investment income and are paid to shareholders monthly. Distributions paid to shareholders are recorded on the ex-dividend date.

2.       FEDERAL INCOME TAXATION AND DISTRIBUTIONS

The fund complies with the requirements under Subchapter M of the Internal Revenue Code applicable to mutual funds and intends to distribute substantially all of its net taxable income and net capital gains each year. The fund is not subject to income taxes to the extent such distributions are made. Generally, income earned by the fund is exempt from federal income taxes; however, the fund might earn taxable income from the sale of certain securities purchased at a market discount.

DISTRIBUTIONS - Distributions paid to shareholders are based on net investment income and net realized gains determined on a tax basis, which may differ from net investment income and net realized gains for financial reporting purposes. These differences are due primarily to differing treatment for items such as short-term capital gains and losses; deferred expenses; net capital losses; and amortization of market discounts. The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the fund for financial reporting purposes. As of July 31, 2005, the cost of investment securities for federal income tax purposes was $1,599,254,000.

During the year ended July 31, 2005, the fund reclassified $9,000 to undistributed net realized gains and $472,000 to capital paid in on shares of capital stock from undistributed net investment income to align financial reporting with tax reporting.

As of July 31, 2005, the components of distributable earnings on a tax basis were as follows (dollars in thousands):

Undistributed net investment income                                                                            $1,800
Short-term and long-term capital loss deferrals                                                               (27,959)
Gross unrealized appreciation on investment securities                                                         69,582
Gross unrealized depreciation on investment securities                                                        (12,822)
Net unrealized appreciation on investment securities                                                           56,760

Short-term and long-term capital loss deferrals above include loss carryforwards of $385,000, $6,123,000, $402,000, $17,397,000 and $3,652,000 expiring in 2008,
2009, 2011, 2012 and 2013, respectively. The capital loss carryforwards will be used to offset any capital gains realized by the fund in future years through the expiration dates. The fund will not make distributions from capital gains while capital loss carryforwards remain. During the year ended July 31, 2005, the fund realized, on a tax basis, a net capital gain of $1,341,000, which was offset by capital losses of $4,993,000, which were realized during the period November 1, 2003, through July 31, 2004.

Tax-exempt income distributions paid or accrued to shareholders were as follows (dollars in thousands):

Share class                                            Year ended July 31, 2005                 Year ended July 31, 2004
Class A                                                                $ 53,815                                 $ 48,225
Class B                                                                   2,312                                    2,226
Class C                                                                   2,853                                    2,453
Class F                                                                   2,751                                    1,540
Class R-5                                                                 1,224                                    1,038
Total                                                                  $ 62,955                                 $ 55,482

3.       FEES AND TRANSACTIONS WITH RELATED PARTIES

Capital Research and Management Company ("CRMC"), the fund's investment adviser, is the parent company of American Funds Service Company ("AFS"), the fund's transfer agent, and American Funds Distributors, Inc. ("AFD"), the principal underwriter of the fund's shares.

INVESTMENT ADVISORY SERVICES - The Investment Advisory and Service Agreement with CRMC provides for monthly fees accrued daily. These fees are based on a declining series of annual rates beginning with 0.30% on the first $60 million of daily net assets and decreasing to 0.15% on such assets in excess of $3 billion. The agreement also provides for monthly fees, accrued daily, of 3.00% on the first $3,333,333 of the fund's monthly gross income and 2.50% on such income in excess of $3,333,333. CRMC is currently waiving a portion of investment advisory services fees. From September 1, 2004, through March 31, 2005, CRMC waived 5% of these fees and increased the waiver to 10% on April 1, 2005. During the year ended July 31, 2005, total investment advisory services fees waived by CRMC were $324,000. As a result, the fee shown on the accompanying financial statements of $5,087,000, which was equivalent to an annualized rate of 0.344%, was reduced to $4,763,000, or 0.322% of average daily net assets.

CLASS-SPECIFIC FEES AND EXPENSES - Expenses that are specific to individual share classes are accrued directly to the respective share class. The principal class-specific fees and expenses are described below:

          DISTRIBUTION SERVICES - The fund has adopted plans of distribution for all share classes, except Class R-5. Under the plans, the Board of
          Directors approves certain categories of expenses that are used to finance activities primarily intended to sell fund shares and service existing accounts. The plans provide for payments, based on an annualized percentage of average daily net assets, ranging from 0.30% to 1.00% as noted below. In some cases, the Board of Directors has limited the amounts that may be paid to less than the maximum allowed by the plans. All share classes may use up to 0.25% of average daily net assets to pay service fees, or to compensate AFD for paying service fees, to firms that have entered into agreements with AFD for providing certain shareholder services. The remaining amounts available to be paid under each plan are paid to selling dealers to compensate them for their selling activities.

          For Class A, the Board of Directors has also approved the reimbursement of dealer and wholesaler commissions paid by AFD for certain shares sold without a sales charge. This class reimburses AFD for amounts billed within the prior 15 months but only to the extent that the overall annual expense limit of 0.30% is not exceeded. As of July 31, 2005, there were no unreimbursed expenses subject to reimbursement for Class A.

         ------------------------------------------------ ----------------------------- -----------------------------
         Share class                                       Currently approved limits            Plan limits
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class A                                                      0.30%                         0.30%
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class B                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class C                                                      1.00                          1.00
         ------------------------------------------------ ----------------------------- -----------------------------
         ------------------------------------------------ ----------------------------- -----------------------------
         Class F                                                      0.25                          0.50
         ------------------------------------------------ ----------------------------- -----------------------------

          TRANSFER AGENT SERVICES - The fund has a transfer agent agreement with AFS for classes A and B. Under this agreement, these share classes compensate AFS for transfer agent services including shareholder recordkeeping, communications and transaction processing. AFS is also compensated for certain transfer agent services provided to all other share classes from the administrative services fees paid to CRMC described below.

          ADMINISTRATIVE SERVICES - The fund has an administrative services agreement with CRMC to provide transfer agent and other related shareholder services for all share classes other than classes A and B. Each relevant share class pays CRMC annual fees up to 0.15% (0.10% for Class R-5) based on its respective average daily net assets. Each relevant share class also pays AFS additional amounts for certain transfer agent services. CRMC and AFS may use these fees to compensate third parties for performing these services.

          Expenses under the agreements described above for the year ended July 31, 2005, were as follows (dollars in thousands):


         -----------------------------------------------------------------------------------------
          Share class     Distribution    Transfer agent          Administrative services
                            services         services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
                                                                 CRMC           Transfer agent
                                                            administrative         services
                                                               services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
            Class A          $3,725            $364         Not applicable      Not applicable
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
            Class B           634               23          Not applicable      Not applicable
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
            Class C           811            Included            $122                 $7
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
            Class F           162            Included             92                  10
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
           Class R-5     Not applicable      Included             27                   1
                                                in
                                          administrative
                                             services
         -----------------------------------------------------------------------------------------
         -----------------------------------------------------------------------------------------
             Total           $5,332            $387              $241                 $18
         -----------------------------------------------------------------------------------------

DEFERRED DIRECTORS' COMPENSATION - Since the adoption of the deferred compensation plan in 1994, Directors who are unaffiliated with CRMC may elect to defer the cash payment of part or all of their compensation. These deferred amounts, which remain as liabilities of the fund, are treated as if invested in shares of the fund or other American Funds. These amounts represent general, unsecured liabilities of the fund and vary according to the total returns of the selected funds. Directors' compensation of $39,000, shown on the accompanying financial statements, includes $32,000 in current fees (either paid in cash or deferred) and a net increase of $7,000 in the value of the deferred amounts.

AFFILIATED OFFICERS AND DIRECTORS - Officers and certain Directors of the fund are or may be considered to be affiliated with CRMC, AFS and AFD. No affiliated officers or Directors received any compensation directly from the fund.

4.       CAPITAL SHARE TRANSACTIONS

Capital share transactions in the fund were as follows (dollars and shares in thousands):

Share class                                                  Sales(1)                           Reinvestments of dividends
                                                        Amount         Shares                     Amount          Shares
Year ended July 31, 2005
Class A                                              $ 378,876         24,419                   $ 38,248           2,464
Class B                                                 10,616            685                      1,590             102
Class C                                                 33,947          2,188                      2,009             129
Class F                                                 51,089          3,291                      1,993             128
Class R-5                                                9,958            642                        558              36
Total net increase
   (decrease)                                        $ 484,486         31,225                   $ 44,398           2,859

Year ended July 31, 2004
Class A                                              $ 337,862         22,083                   $ 33,824           2,213
Class B                                                 14,613            955                      1,575             103
Class C                                                 32,663          2,135                      1,673             109
Class F                                                 37,247          2,441                      1,081              71
Class R-5                                               16,836          1,098                        423              28
Total net increase
   (decrease)                                        $ 439,221         28,712                   $ 38,576           2,524


Share class                                                Repurchases(1)                          Net increase (decrease)
                                                        Amount         Shares                      Amount          Shares
Year ended July 31, 2005
Class A                                             $ (184,249)       (11,874)                  $ 232,875          15,009
Class B                                                 (8,163)          (526)                      4,043             261
Class C                                                (17,821)        (1,148)                     18,135           1,169
Class F                                                (14,993)          (967)                     38,089           2,452
Class R-5                                              (16,415)        (1,060)                     (5,899)           (382)
Total net increase
   (decrease)                                       $ (241,641)       (15,575)                  $ 287,243          18,509

Year ended July 31, 2004
Class A                                             $ (233,520)       (15,322)                  $ 138,166           8,974
Class B                                                 (9,645)          (632)                      6,543             426
Class C                                                (20,901)        (1,373)                     13,435             871
Class F                                                (16,149)        (1,060)                     22,179           1,452
Class R-5                                               (3,861)          (251)                     13,398             875
Total net increase
   (decrease)                                       $ (284,076)       (18,638)                  $ 193,721          12,598

(1) Includes exchanges between share classes of the fund.

5.       INVESTMENT TRANSACTIONS AND OTHER DISCLOSURES

The fund made purchases and sales of investment securities, excluding short-term securities, of $395,213,000 and $137,544,000, respectively, during the year ended July 31, 2005.

The fund receives a reduction in its custodian fee equal to the amount of interest calculated on certain cash balances held at the custodian bank. For the year ended July 31, 2005, the custodian fee of $10,000, shown on the accompanying financial statements, includes $4,000 that was offset by this reduction, rather than paid in cash.


Financial highlights (1)

                                                                                     Income from investment operations(2)
                                                                                                           Net
                                                              Net asset                          gains (losses)
                                                                 value,              Net         on securities         Total from
                                                              beginning       investment        (both realized         investment
                                                              of period           income        and unrealized)        operations
Class A:
 Year ended 7/31/2005                                            $15.23             $.68                  $.37              $1.05
 Year ended 7/31/2004                                             14.98              .71                   .24                .95
 Year ended 7/31/2003                                             15.28              .77                  (.31)               .46
 Year ended 7/31/2002                                             15.35              .84                  (.08)               .76
 Year ended 7/31/2001                                             14.87              .83                   .48               1.31
Class B:
 Year ended 7/31/2005                                             15.23              .58                   .37                .95
 Year ended 7/31/2004                                             14.98              .61                   .24                .85
 Year ended 7/31/2003                                             15.28              .66                  (.31)               .35
 Year ended 7/31/2002                                             15.35              .73                  (.08)               .65
 Year ended 7/31/2001                                             14.87              .71                   .50               1.21
Class C:
 Year ended 7/31/2005                                             15.23              .56                   .37                .93
 Year ended 7/31/2004                                             14.98              .59                   .24                .83
 Year ended 7/31/2003                                             15.28              .64                  (.31)               .33
 Year ended 7/31/2002                                             15.35              .71                  (.08)               .63
 Period ended 3/15/2001 to 7/31/2001                              15.11              .25                   .25                .50
Class F:
 Year ended 7/31/2005                                             15.23              .67                   .37               1.04
 Year ended 7/31/2004                                             14.98              .70                   .24                .94
 Year ended 7/31/2003                                             15.28              .76                  (.31)               .45
 Year ended 7/31/2002                                             15.35              .82                  (.08)               .74
 Period ended 3/19/2001 to 7/31/2001                              15.12              .26                   .25                .51
Class R-5:
 Year ended 7/31/2005                                             15.23              .72                   .37               1.09
 Year ended 7/31/2004                                             14.98              .75                   .24                .99
 Year ended 7/31/2003                                             15.28              .80                  (.31)               .49
 Period from 7/15/2002 to 7/31/2002                               15.30              .03                  (.02)               .01




Financial highlights (1)



                                                              Dividends
                                                              (from net         Net asset                             Net assets,
                                                             investment        value, end                 Total     end of period
                                                                 income)        of period             return (3)    (in millions)
Class A:
 Year ended 7/31/2005                                             $(.67)           $15.61                 7.03%           $1,370
 Year ended 7/31/2004                                              (.70)            15.23                 6.45             1,108
 Year ended 7/31/2003                                              (.76)            14.98                 3.06               955
 Year ended 7/31/2002                                              (.83)            15.28                 5.10               823
 Year ended 7/31/2001                                              (.83)            15.35                 9.14               650
Class B:
 Year ended 7/31/2005                                              (.57)            15.61                 6.30                65
 Year ended 7/31/2004                                              (.60)            15.23                 5.71                60
 Year ended 7/31/2003                                              (.65)            14.98                 2.34                52
 Year ended 7/31/2002                                              (.72)            15.28                 4.37                31
 Year ended 7/31/2001                                              (.73)            15.35                 8.45                11
Class C:
 Year ended 7/31/2005                                              (.55)            15.61                 6.17                90
 Year ended 7/31/2004                                              (.58)            15.23                 5.59                70
 Year ended 7/31/2003                                              (.63)            14.98                 2.21                56
 Year ended 7/31/2002                                              (.70)            15.28                 4.22                28
 Period ended 3/15/2001 to 7/31/2001                               (.26)            15.35                 3.34                 4
Class F:
 Year ended 7/31/2005                                              (.66)            15.61                 6.95                86
 Year ended 7/31/2004                                              (.69)            15.23                 6.35                46
 Year ended 7/31/2003                                              (.75)            14.98                 2.96                24
 Year ended 7/31/2002                                              (.81)            15.28                 4.96                13
 Period ended 3/19/2001 to 7/31/2001                               (.28)            15.35                 3.43                 1
Class R-5:
 Year ended 7/31/2005                                              (.71)            15.61                 7.27                22
 Year ended 7/31/2004                                              (.74)            15.23                 6.68                27
 Year ended 7/31/2003                                              (.79)            14.98                 3.29                14
 Period from 7/15/2002 to 7/31/2002                                (.03)            15.28                  .09                 4




Financial highlights (1)


                                                              Ratio of expenses        Ratio of expenses               Ratio of
                                                                 to average net           to average net             net income
                                                                  assets before             assets after             to average
                                                                        waivers                  waivers (4)         net assets
Class A:
 Year ended 7/31/2005                                                      .71%                     .69%                  4.39%
 Year ended 7/31/2004                                                       .74                      .74                   4.67
 Year ended 7/31/2003                                                       .77                      .77                   5.08
 Year ended 7/31/2002                                                       .77                      .77                   5.43
 Year ended 7/31/2001                                                       .80                      .80                   5.50
Class B:
 Year ended 7/31/2005                                                      1.42                     1.40                   3.69
 Year ended 7/31/2004                                                      1.45                     1.45                   3.96
 Year ended 7/31/2003                                                      1.47                     1.47                   4.34
 Year ended 7/31/2002                                                      1.47                     1.47                   4.68
 Year ended 7/31/2001                                                      1.48                     1.48                   4.72
Class C:
 Year ended 7/31/2005                                                      1.54                     1.52                   3.55
 Year ended 7/31/2004                                                      1.57                     1.57                   3.83
 Year ended 7/31/2003                                                      1.59                     1.59                   4.19
 Year ended 7/31/2002                                                      1.59                     1.59                   4.53
 Period ended 3/15/2001 to 7/31/2001                                        .59                      .59                   1.75
Class F:
 Year ended 7/31/2005                                                       .78                      .76                   4.29
 Year ended 7/31/2004                                                       .82                      .82                   4.55
 Year ended 7/31/2003                                                       .85                      .85                   4.91
 Year ended 7/31/2002                                                       .88                      .88                   5.26
 Period ended 3/19/2001 to 7/31/2001                                        .35                      .35                   1.88
Class R-5:
 Year ended 7/31/2005                                                       .48                      .46                   4.62
 Year ended 7/31/2004                                                       .51                      .51                   4.90
 Year ended 7/31/2003                                                       .53                      .53                   5.19
 Period from 7/15/2002 to 7/31/2002                                         .02                      .02                    .23

                                                                                       Year ended July 31
                                                                         2005     2004       2003        2002        2001

Portfolio turnover rate for all classes of shares                         10%       6%         7%         12%         18%

(1) Based on operations for the period shown (unless otherwise noted) and, accordingly, may not be representative of a full year.
(2) Based on average shares outstanding.
(3) Total returns exclude all sales charges, including contingent deferred sales charges.
(4) The ratios in this column reflect the impact, if any, of certain waivers from CRMC. During some of the periods shown, CRMC reduced fees for investment advisory services for all share classes.

See Notes to Financial Statements


REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of American High-Income Municipal Bond Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the summary investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of American High-Income Municipal Bond Fund (the "Fund") at July 31, 2005, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2005 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
Los Angeles, California
September 9, 2005


TAX INFORMATION (unaudited)

We are required to advise you within 60 days of the fund's fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fund's fiscal year ending July 31, 2005.


Shareholders may exclude from federal taxable income any exempt-interest dividends paid by the fund from net investment income. The fund designates 100% of the dividends paid by the fund earned during the fiscal year as exempt-interest dividends.

INDIVIDUAL SHAREHOLDERS SHOULD REFER TO THEIR FORM 1099-DIV OR OTHER TAX INFORMATION WHICH WILL BE MAILED IN JANUARY 2006 TO DETERMINE THE CALENDAR YEAR AMOUNTS TO BE INCLUDED ON THEIR 2005 TAX RETURNS. SHAREHOLDERS SHOULD CONSULT THEIR TAX ADVISERS.



OTHER SHARE CLASS RESULTS                                            unaudited

Class Class B, Class C and Class F

Figures shown are past results and are not predictive of results in future periods. Current and future results may be lower or higher than those shown. Share prices and returns will vary, so investors may lose money. For the most current information and month-end results, visit americanfunds.com.

Average annual total returns for periods ended June 30, 2005
(the most recent calendar quarter):                                           1 year           5 years         Life of class

Class B shares -- first sold 3/15/00
Reflecting applicable contingent deferred sales charge
     (CDSC), maximum of 5%, payable only if shares are
     sold within six years of purchase                                        +2.35%           +5.38%            +5.61%
Not reflecting CDSC                                                           +7.35%           +5.71%            +5.76%

Class C shares -- first sold 3/15/01
Reflecting CDSC, maximum of 1%, payable only if
     shares are sold within one year of purchase                              +6.22%                --            +5.06%
Not reflecting CDSC                                                           +7.22%                --            +5.06%

Class F shares* -- first sold 3/19/01
Not reflecting annual asset-based fee charged
     by sponsoring firm                                                       +8.01%                --            +5.79%

The fund's investment adviser waived 5% of its management fees from September 1, 2004, through March 31, 2005, and increased the waiver to 10% on April 1, 2005. Fund results shown reflect the waiver, without which they would have been lower. Please see the Financial Highlights table on page 21 for details.

*These shares are sold without any initial or contingent deferred sales charge.


There are several ways to invest in American High-Income Municipal Bond Fund. Class A shares are subject to a 3.75% maximum up-front sales charge that declines for accounts (and aggregated investments) of $100,000 or more and is eliminated for purchases of $1 million or more. Other share classes have no up-front sales charges but are subject to additional annual expenses and fees. Annual expenses for Class B shares were 0.71 percentage points higher than for Class A shares; Class B shares convert to Class A shares after eight years of ownership. If redeemed within six years, Class B shares may also be subject to a contingent deferred sales charge ("CDSC") of up to 5% that declines over time. Class C shares were subject to annual expenses 0.83 percentage points higher than those for Class A shares and a 1% CDSC if redeemed within the first year after purchase. Class C shares convert to Class F shares after 10 years. Class F shares, which are available only through certain fee-based programs offered by broker-dealer firms and registered investment advisers, had higher annual expenses (by 0.07 percentage points) than did Class A shares, and an annual asset-based fee charged by the sponsoring firm. Expenses are deducted from income earned by the fund. As a result, dividends and investment results will differ for each share class.



EXPENSE EXAMPLE                                                       unaudited

As a shareholder of the fund, you incur two types of costs: (1) transaction costs such as initial sales charges on purchase payments and contingent deferred sales charges on redemptions (loads); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (February 1, 2005, through July 31, 2005).

ACTUAL EXPENSES:
The first line of each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses paid during period" to estimate the expenses you paid on your account during this period. There are some account fees that are charged to certain types of accounts, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES:
The second line of each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio for the share class and an assumed rate of return of 5.00% per year before expenses, which is not the actual return of the share class. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5.00% hypothetical example with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds. There are some account fees that are charged to certain shareholders, such as Individual Retirement Accounts (generally, a $10 fee is charged to set up the account and an additional $10 fee is charged to the account annually) that would increase the amount of expenses paid on your account. In addition, retirement plan participants may be subject to certain fees charged by the plan sponsor, and Class F shareholders may be subject to fees charged by financial intermediaries, typically ranging from 0.75% to 1.50% of assets annually depending on services offered. You can estimate the impact of these fees by adding the amount of the fees to the total estimated expenses you paid on your account during the period as calculated above. In addition, your ending account value would also be lower by the amount of these fees.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line of each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                           Beginning account        Ending account          Expenses paid       Annualized
                                              value 2/1/2005       value 7/31/2005       during period(1)    expense ratio

Class A -- actual return                           $1,000.00             $1,024.42                  $3.36             .67%
Class A -- assumed 5% return                        1,000.00              1,021.47                   3.36             .67
Class B -- actual return                            1,000.00              1,020.89                   6.91            1.38
Class B -- assumed 5% return                        1,000.00              1,017.95                   6.90            1.38
Class C -- actual return                            1,000.00              1,020.30                   7.51            1.50
Class C -- assumed 5% return                        1,000.00              1,017.36                   7.50            1.50
Class F -- actual return                            1,000.00              1,024.06                   3.71             .74
Class F -- assumed 5% return                        1,000.00              1,021.12                   3.71             .74
Class R-5 -- actual return                          1,000.00              1,025.55                   2.26             .45
Class R-5 -- assumed 5% return                      1,000.00              1,022.56                   2.26             .45

(1) Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by the number of days in the period (181), and divided by 365 (to reflect the one-half year period).



APPROVAL OF RENEWAL OF INVESTMENT ADVISORY AND SERVICE AGREEMENT

The fund's Board has approved the renewal of the fund's Investment Advisory and Service Agreement (the "agreement") with Capital Research and Management Company ("CRMC") for an additional one-year term through May 31, 2006. The renewal of the agreement was approved by the Board following the recommendation of the fund's Contracts Committee (the "committee"), which is comprised of all of the fund's independent Board members. The information, material facts and conclusions that formed the basis for the committee's recommendation and the Board's subsequent approval are described below.

1. INFORMATION RECEIVED

Materials reviewed -- During the course of each year, the independent Board members receive a wide variety of materials relating to the services provided by CRMC, including reports on the fund's investment results, portfolio composition, portfolio trading practices, shareholder services and other information relating to the nature, extent and quality of services provided by CRMC to the fund. In addition, the committee requests and reviews supplementary information that includes extensive materials regarding the fund's investment results, advisory fee and expense comparisons (including comparisons to advisory fees charged by an affiliate of CRMC to institutional clients), financial and profitability information regarding CRMC, descriptions of various functions such as compliance monitoring and portfolio trading practices, and information about the personnel providing investment management and administrative services to the fund.

Review process -- The committee received assistance and advice regarding legal and industry standards from independent counsel to the independent Board members. The committee discussed the renewal of the agreement with CRMC representatives and in a private session with independent legal counsel at which no representatives of CRMC were present. In deciding to recommend the renewal of the agreement, the committee did not identify any particular information or single factor that, in isolation, was the controlling factor. This summary describes the most important, but not all, of the factors considered by the Board and the committee.

2. NATURE, EXTENT AND QUALITY OF SERVICES

CRMC, its personnel and its resources -- The Board and the committee considered the depth and quality of CRMC's investment management process, including its global research capabilities; the experience, capability and integrity of its senior management and other personnel; the low turnover rates of its key personnel; the overall financial strength and stability of its organization; and the ability of its organizational structure to address the recent growth in assets under management. The Board and the committee also considered that CRMC made available to its investment professionals a variety of resources and systems relating to investment management, compliance, trading, results and portfolio accounting. They considered CRMC's commitment to investing in information technology supporting investment management and compliance. They further considered CRMC's continuing need to attract and retain qualified personnel and to maintain and enhance its resources and systems.

Other services -- The Board and the committee considered CRMC's policies, procedures and systems to ensure compliance with applicable laws and regulations and its commitment to these programs; its efforts to keep the Board members informed; and its attention to matters that may involve conflicts of interest with the fund. The Board and the committee also considered the nature, extent, quality and cost of administrative, distribution and shareholder services provided by CRMC to the fund under the agreement and other agreements, including the information technology, legal, and fund accounting and treasury functions.

The Board and the committee concluded that the nature, extent and quality of the services provided by CRMC has benefited and will continue to benefit the fund and its shareholders.

3. INVESTMENT RESULTS

The Board and committee considered the investment results of the fund in light of its objective of providing high current income exempt from regular federal income tax. They compared the fund's total returns with the total returns of the Lipper High Yield Municipal Debt Funds Index (the Lipper category that includes the fund), the averages of the funds included in the index each year and the funds included for the entire 10-year period ended December 31, 2004, and the Lehman Brothers Non-Investment Grade Municipal Bond Index (another relevant index given the composition of the fund's investment portfolio). The Board and the committee noted that for the five- and 10-year periods ended December 31, 2004, the fund's investment results were better than the Lipper High Yield Municipal Debt Funds Index and the funds' averages, and for the 10-year period approximated the results of the Lehman Brothers Non-Investment Grade Municipal Bond Index. The Board and the committee further noted that, although the fund's investment results generally lagged the indexes and funds' averages for the one- and three-year periods ended December 31, 2004, this was largely attributable to the fund's higher portfolio quality and substantial cash flows compared to those of its peers. The Board and the committee ultimately concluded that CRMC's record in managing the fund indicates that its continued management will benefit the fund and its shareholders.

4. ADVISORY FEES AND TOTAL EXPENSES

The Board and the committee reviewed the advisory fees and total expenses of the fund (each as a percentage of average net assets) and compared such amounts with the median fee and expense levels of all other funds in the Lipper High Yield Municipal Debt Funds Index and the funds included in the index for the entire 10-year period ended December 31, 2004. The Board and the committee observed that the fund's advisory fees and total expenses (each as a percentage of average net assets) were well below the median fee and expense levels of the other funds. The Board and the committee also noted the complex-wide 5% voluntary advisory fee waiver that CRMC put into effect during 2004, and the additional 5% advisory fee waiver it proposed to implement during the forthcoming year. The Board and the committee concluded that the relatively low level of the fees charged by CRMC will benefit the fund and its shareholders.

The Board and the committee also reviewed information regarding the advisory fees paid by institutional clients of an affiliate of CRMC with similar investment mandates. They concluded that although the fees paid by those clients generally were lower than those paid by the American Funds, the differences appropriately reflected CRMC's significantly greater responsibilities with respect to the American Funds and the more comprehensive regulatory regime applicable to mutual funds.

5. ADVISER COSTS, LEVEL OF PROFITS AND ECONOMIES OF SCALE

The Board and the committee reviewed information regarding CRMC's costs of providing services to the American Funds, as well as the resulting level of profits to CRMC, noting that those results were comparable to the reported results of several large, publicly held investment management companies. The committee also received information during the past year regarding the structure and manner in which CRMC's investment professionals were compensated and CRMC's view of the relationship of such compensation to the attraction and retention of quality personnel. The Board and the committee considered CRMC's need to invest in technology, infrastructure and staff to reinforce and offer new services and to accommodate changing regulatory requirements. They further considered that breakpoints in the fund's advisory fee structure provide for reductions in the level of fees charged by CRMC to the fund as fund assets increase, reflecting economies of scale in the cost of operations that are shared with fund shareholders. The Board and the committee concluded that the fund's cost structure was reasonable and that CRMC was sharing economies of scale with the fund and its shareholders, to their benefit.

6. ANCILLARY BENEFITS

The Board and the committee considered a variety of other benefits received by CRMC and its affiliates as a result of CRMC's relationship with the fund and the other American Funds, including fees for administrative services provided to certain share classes; fees paid to CRMC's affiliated transfer agent; sales charges and distribution fees received and retained by the fund's principal underwriter, an affiliate of CRMC; and possible ancillary benefits to CRMC's institutional management affiliate. The Board and the committee reviewed CRMC's portfolio trading practices, noting that while CRMC receives the benefit of research provided by broker-dealers executing portfolio transactions on behalf of the fund, it does not obtain third-party research or other services in return for allocating brokerage to such broker-dealers.

7. CONCLUSIONS

Based on their review, including their consideration of each of the factors referred to above, the Board and the committee concluded that the agreement is fair and reasonable to the fund and its shareholders, that the fund's shareholders have received reasonable value in return for the advisory fees and other amounts paid to CRMC by the fund, and that the renewal of the agreement is in the best interests of the fund and its shareholders.



BOARD OF DIRECTORS

"NON-INTERESTED" DIRECTORS

                                             Year first
                                               elected
                                             a Director
Name and age                               of the fund(1)     Principal occupation(s) during past five years

Ambassador Richard G.                           1999          Corporate director and author; former U.S.
Capen, Jr., 71                                                Ambassador to Spain; former Vice Chairman, Knight-Ridder, Inc.
                                                              (communications company); former Chairman and Publisher, The Miami
                                                              Herald

H. Frederick Christie, 72                       1994          Private investor; former President and CEO, The Mission Group
                                                              (non-utility holding company, subsidiary of Southern California Edison
                                                              Company)

Diane C. Creel, 56                              1994          Chairman of the Board and CEO, Ecovation, Inc. (organic waste management)

Martin Fenton, 70                               1994          Chairman of the Board and CEO, Senior Resource
Chairman of the Board                                         Group LLC (development and management of senior
(Independent and                                              living communities)
Non-Executive)

Leonard R. Fuller, 59                           1994          President and CEO, Fuller Consulting (financial management consulting firm)

R. Clark Hooper, 59                             2005          President, Dumbarton Group LLC (consulting); former Executive Vice
                                                              President -- Policy and Oversight, NASD

Richard G. Newman, 70                           1994          Chairman of the Board and CEO, AECOM Technology Corporation
                                                              (engineering, consulting and professional technical services)

Frank M. Sanchez, 61                            1999          Principal, The Sanchez Family Corporation dba McDonald's Restaurants
                                                              (McDonald's licensee)


"NON-INTERESTED" DIRECTORS

                                              Number of
                                             portfolios
                                               in fund
                                             complex(2)
                                             overseen by
Name and age                                  Director        Other directorships(3) held by Director

Ambassador Richard G.                            14           Carnival Corporation
Capen, Jr., 71

H. Frederick Christie, 72                        19           Ducommun Incorporated; IHOP Corporation; Southwest Water Company

Diane C. Creel, 56                               12           Allegheny Technologies; BF Goodrich; Foster Wheeler Ltd.; Teledyne
                                                              Technologies

Martin Fenton, 70                                16           None
Chairman of the Board
(Independent and
Non-Executive)

Leonard R. Fuller, 59                            14           None

R. Clark Hooper, 59                              13           None

Richard G. Newman, 70                            13           Sempra Energy; Southwest Water Company

Frank M. Sanchez, 61                             12           None


"INTERESTED" DIRECTORS(4)

                                             Year first
                                             elected a
                                             Director or      Principal occupation(s) during past five years and
Name, age and                                officer of       positions held with affiliated entities or the principal
position with fund                          the fund(1)       underwriter of the fund

Abner D. Goldstine, 75                          1994          Senior Vice President and Director, Capital Research
Vice Chairman of the Board                                    and Management Company

Paul G. Haaga, Jr., 56                          1994          Executive Vice President and Director, Capital
Vice Chairman of the Board                                    Research and Management Company; Director, The Capital Group
                                                              Companies, Inc.(5)

Mark R. Macdonald, 46                           1996          Senior Vice President and Director, Capital Research
President                                                     and Management Company


"INTERESTED" DIRECTORS(4)

                                              Number of
                                             portfolios
                                               in fund
                                             complex(2)
Name, age and                                overseen by
position with fund                            Director        Other directorships(3) held by Director

Abner D. Goldstine, 75                           12           None
Vice Chairman of the Board

Paul G. Haaga, Jr., 56                           16           None
Vice Chairman of the Board

Mark R. Macdonald, 46                             1           None
President

THE STATEMENT OF ADDITIONAL INFORMATION INCLUDES ADDITIONAL INFORMATION ABOUT FUND DIRECTORS AND IS AVAILABLE WITHOUT CHARGE UPON REQUEST BY CALLING AMERICAN FUNDS SERVICE COMPANY AT 800/421-0180. THE ADDRESS FOR ALL DIRECTORS AND OFFICERS OF THE FUND IS 333 SOUTH HOPE STREET, LOS ANGELES, CA 90071, ATTENTION:
FUND SECRETARY.

(1) Directors and officers of the fund serve until their resignation, removal or retirement.
(2) Capital Research and Management Company manages the American Funds, consisting of 29 funds. Capital Research and Management Company also manages American Funds Insurance Series,(R) which serves as the underlying investment vehicle for certain variable insurance contracts, and Endowments, whose shareholders are limited to certain nonprofit organizations.
(3) This includes all directorships (other than those in the American Funds) that are held by each Director as a director of a public company or a registered investment company.
(4) "Interested persons" within the meaning of the 1940 Act, on the basis of their affiliation with the fund's investment adviser, Capital Research and Management Company, or affiliated entities (including the fund's principal underwriter).
(5) Company affiliated with Capital Research and Management Company.



OTHER OFFICERS
                                             Year first
                                               elected        Principal occupation(s) during past five years
Name, age and                                an officer       and positions held with affiliated entities or
position with fund                         of the fund(1)     the principal underwriter of the fund

David A. Hoag, 40                               1997          Senior Vice President, Capital Research Company(5)
Executive Vice President

Neil L. Langberg, 52                            1994          Vice President -- Investment Management Group,
Senior Vice President                                         Capital Research and Management Company

Brenda S. Ellerin, 42                           2001          Senior Vice President, Capital Research Company(5)
Vice President

Edward B. Nahmias, 53                           1999          Executive Vice President and Director, Capital
Vice President                                                Research Company(5)

Kristine M. Nishiyama, 35                       2003          Vice President and Counsel -- Fund Business
Vice President                                                Management Group, Capital Research and Management Company; Vice
                                                              President and Counsel -- Capital Bank and Trust Company(5)

Julie F. Williams, 57                           1994          Vice President -- Fund Business Management
Secretary                                                     Group, Capital Research and Management Company

Sharon G. Moseley, 37                           2003          Vice President -- Fund Business Management
Treasurer                                                     Group, Capital Research and Management Company

Kimberly S. Verdick, 40                         1994          Assistant Vice President -- Fund Business
Assistant Secretary                                           Management Group, Capital Research and
                                                              Management Company

Susi M. Silverman, 35                           2001          Vice President -- Fund Business Management
Assistant Treasurer                                           Group, Capital Research and Management Company



OFFICES OF THE FUND AND OF THE INVESTMENT ADVISER
Capital Research and Management Company
333 South Hope Street
Los Angeles, CA 90071-1406

135 South State College Boulevard
Brea, CA 92821-5823

TRANSFER AGENT FOR SHAREHOLDER ACCOUNTS
American Funds Service Company
(Please write to the address nearest you.)

P.O. Box 25065
Santa Ana, CA 92799-5065

P.O. Box 659522
San Antonio, TX 78265-9522

P.O. Box 6007
Indianapolis, IN 46206-6007

P.O. Box 2280
Norfolk, VA 23501-2280

CUSTODIAN OF ASSETS
JPMorgan Chase Bank
270 Park Avenue
New York, NY 10017-2070

COUNSEL
Paul, Hastings, Janofsky & Walker LLP
515 South Flower Street
Los Angeles, CA 90071-2228

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
PricewaterhouseCoopers LLP
350 South Grand Avenue
Los Angeles, CA 90071-2889

PRINCIPAL UNDERWRITER
American Funds Distributors, Inc.
333 South Hope Street
Los Angeles, CA 90071-1406

INVESTORS SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVES, RISKS, CHARGES AND EXPENSES OF THE AMERICAN FUNDS. THIS AND OTHER IMPORTANT INFORMATION IS CONTAINED IN THE FUND'S PROSPECTUS, WHICH CAN BE OBTAINED FROM YOUR FINANCIAL ADVISER AND SHOULD BE READ CAREFULLY BEFORE INVESTING. YOU MAY ALSO CALL AMERICAN FUNDS SERVICE COMPANY (AFS) AT 800/421-0180 OR VISIT THE AMERICAN FUNDS WEBSITE AT AMERICANFUNDS.COM.


"American Funds Proxy Voting Guidelines" -- which describes how we vote proxies relating to portfolio securities -- is available free of charge on the U.S. Securities and Exchange Commission (SEC) website at www.sec.gov, on the American Funds website or upon request by calling AFS. The fund files its proxy voting record with the SEC for the 12 months ended June 30 by August 31. The report also is available on the SEC and American Funds websites.

A complete July 31, 2005, portfolio of American High-Income Municipal Bond Fund's investments is available free of charge on the SEC website or upon request by calling AFS.

American High-Income Municipal Bond Fund files a complete list of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. This form is available free of charge on the SEC website or upon request by calling AFS. You may also review or, for a fee, copy the form at the SEC's Public Reference Room in Washington, D.C. (800/SEC-0330).

This report is for the information of shareholders of American High-Income Municipal Bond Fund, but it may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details about charges, expenses, investment objectives and operating policies of the fund. If used as sales material after September 30, 2005, this report must be accompanied by an American Funds statistical update for the most recently completed calendar quarter.


[logo - American Funds(R)]

The right choice for the long term(R)

WHAT MAKES AMERICAN FUNDS DIFFERENT?

For more than 70 years, we have followed a consistent philosophy that we firmly believe is in our investors' best interests. The range of opportunities offered by our family of just 29 carefully conceived, broadly diversified funds has attracted over 30 million shareholder accounts.

OUR UNIQUE COMBINATION OF STRENGTHS INCLUDES THESE FIVE FACTORS:

o  A LONG-TERM, VALUE-ORIENTED APPROACH
   Rather than follow fads, we pursue a consistent strategy, focusing on each investment's long-term potential.

o  AN UNPARALLELED GLOBAL RESEARCH EFFORT
   American Funds draws on one of the industry's most globally integrated research networks.

o  THE MULTIPLE PORTFOLIO COUNSELOR SYSTEM
   Every American Fund is divided among a number of portfolio counselors. Each takes responsibility for a portion independently, within each fund's objectives; in most cases, research analysts manage a portion as well. Over time this method has contributed to a consistency of results and continuity of management.

o  EXPERIENCED INVESTMENT PROFESSIONALS
   The recent market decline was not the first for most of the portfolio counselors who serve the American Funds. More than half of them were in the investment business before the sharp market decline of 1987.

o  A COMMITMENT TO LOW OPERATING EXPENSES
   American Funds' operating expenses are among the lowest in the mutual fund industry. Our portfolio turnover rates are low as well, keeping transaction costs and tax consequences contained.


29 MUTUAL FUNDS, CONSISTENT PHILOSOPHY, CONSISTENT RESULTS

o  GROWTH FUNDS
   Emphasis on long-term growth through stocks
   AMCAP Fund(R)
   EuroPacific Growth Fund(R)
   The Growth Fund of America(R)
   The New Economy Fund(R)
   New Perspective Fund(R)
   New World Fund(SM)
   SMALLCAP World Fund(R)

o  GROWTH-AND-INCOME FUNDS
   Emphasis on long-term growth and dividends through stocks
   American Mutual Fund(R)
   Capital World Growth and Income Fund(SM)
   Fundamental Investors(SM)
   The Investment Company of America(R)
   Washington Mutual Investors Fund(SM)

o  EQUITY-INCOME FUNDS
   Emphasis on above-average income and growth through stocks and/or bonds Capital Income Builder(R)
   The Income Fund of America(R)

o  BALANCED FUND
   Emphasis on long-term growth and current income through stocks and bonds American Balanced Fund(R)

o  BOND FUNDS
   Emphasis on current income through bonds
   American High-Income Trust(SM)
   The Bond Fund of America(SM)
   Capital World Bond Fund(R)
   Intermediate Bond Fund of America(R)
   U.S. Government Securities Fund(SM)

o  TAX-EXEMPT BOND FUNDS
   Emphasis on tax-free current income through municipal bonds
>  American High-Income Municipal Bond Fund(R)
   Limited Term Tax-Exempt Bond Fund of America(SM)
   The Tax-Exempt Bond Fund of America(R)

   STATE-SPECIFIC TAX-EXEMPT FUNDS
   The Tax-Exempt Fund of California(R)
   The Tax-Exempt Fund of Maryland(R)
   The Tax-Exempt Fund of Virginia(R)

o  MONEY MARKET FUNDS
   The Cash Management Trust of America(R)
   The Tax-Exempt Money Fund of America(SM)
   The U.S. Treasury Money Fund of America(SM)

THE CAPITAL GROUP COMPANIES

American Funds
Capital Research and Management
Capital International
Capital Guardian
Capital Bank and Trust

Lit. No. MFGEAR-940-0905P

Litho in USA CG/PNL/6376-S4661

Printed on recycled paper



ITEM 2 - Code of Ethics

The Registrant has adopted a Code of Ethics that applies to its Principal Executive Officer and Principal Financial Officer. The Registrant undertakes to provide to any person without charge, upon request, a copy of the Code of Ethics. Such request can be made to American Funds Service Company at 800/421-0180 or to the Secretary of the Registrant, 333 South Hope Street, Los Angeles, California 90071.


ITEM 3 - Audit Committee Financial Expert

The Registrant's Board has determined that Richard G. Newman, a member of the Registrant's Audit Committee, is an "audit committee financial expert" and "independent," as such terms are defined in this Item. This designation will not increase the designee's duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board; nor will it reduce the responsibility of the other Audit Committee members. There may be other individuals who, through education or experience, would qualify as "audit committee financial experts" if the Board had designated them as such. Most importantly, the Board believes each member of the Audit Committee contributes significantly to the effective oversight of the Registrant's financial statements and condition.


ITEM 4 - Principal Accountant Fees and Services

     Registrant:
          a) Audit Fees:
               2004             $42,000
               2005             $44,000
          b) Audit- Related Fees:
               2004             none
               2005             none
          c) Tax Fees:
               2004             $6,000
               2005             $6,000
               The tax fees consist of professional services relating to the preparation of the Registrant's tax returns.
          d) All Other Fees:
               2004             none
               2005             none

     Adviser and affiliates (includes only fees for non-audit services billed to the adviser and affiliates for engagements that relate directly to the operations and financial reporting of the Registrant and were subject to the pre-approval policies described below):
          a) Not Applicable
          b) Audit-Related Fees:
               2004             none
               2005             none
          c) Tax Fees:
               2004             none
               2005             none
          d) All Other Fees:
               2004             none
               2005             none

The Registrant's Audit Committee will pre-approve all audit and permissible non-audit services that the Committee considers compatible with maintaining the auditors' independence. The pre-approval requirement will extend to all non-audit services provided to the Registrant, the investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant. The Committee will not delegate its responsibility to pre-approve these services to the investment adviser. The Committee may delegate to one or more Committee members the authority to review and pre-approve audit and permissible non-audit services. Actions taken under any such delegation will be reported to the full Committee at its next meeting. The pre-approval requirement is waived with respect to non-audit services if certain conditions are met. The pre-approval requirement was not waived for any of the non-audit services listed above provided to the Registrant, adviser, and affiliates.

Aggregate non-audit fees paid to the Registrant's auditors, including fees for all services billed to the Registrant and the adviser and affiliates that provide ongoing services to the Registrant were $6,000 for fiscal year 2004 and $6,000 for fiscal year 2005. The non-audit services represented by these amounts were brought to the attention of the Committee and considered to be compatible with maintaining the auditors' independence.


ITEM 5 - Audit Committee of Listed Registrants

Not applicable to this Registrant, insofar as the Registrant is not a listed issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934.


ITEM 6 - Schedule of Investments

[logo - American Funds(R)]

AMERICAN HIGH-INCOME MUNICIPAL BOND(R)
Investment portfolio
July 31, 2005

                                                                                                   Principal amount   Market value
Bonds & notes -- 94.33%                                                                                       (000)          (000)

ALABAMA -- 0.73%
21st Century Auth., Tobacco Settlement Asset-backed Rev. Bonds, Series 2001, 5.25% 2009                      $2,215       $  2,356
Industrial Dev. Board of the Town of Courtland, Industrial Dev. Rev. Ref. Bonds
     (International Paper Co. Projects), Series 2003-A, 5.00% 2013                                            1,500          1,599
Industrial Dev. Board of the Town of Courtland, Solid Waste Disposal Rev. Ref. Bonds
     (International Paper Co. Projects), Series 2004-A, 4.75% 2017                                            2,000          2,058
Special Care Fac. Fncg. Auth. of the City of Huntsville -- Carlton Cove, Retirement
     Fac. Rev. Bonds (Carlton Cove, Inc. Project), Series 2001, 8.125% 2031                                   4,750          2,616
Industrial Dev. Board of the City of Phenix City, Environmental Improvement Rev. Ref. Bonds
     (MeadWestvaco-Mead Coated Board Project), Series 2002-A, AMT, 6.35% 2035                                 3,000          3,253
                                                                                                                            11,882

ALASKA -- 1.24%
Industrial Dev. and Export Auth., Revolving Fund Ref. Bonds, Series 2002-A, AMT,
     MBIA insured, 5.50% 2010                                                                                 1,775          1,918
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2000, 5.60% 2010                                                                                  1,000          1,073
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2000, 6.20% 2022                                                                                  1,355          1,437
Northern Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2001, 5.375% 2021                                                                                 7,625          7,851
Student Loan Corp., Educational Loan Rev. Bonds, Series 2004-A-3, AMT, 5.25% 2012                             1,420          1,531
Student Loan Corp., Educational Loan Rev. Bonds, Series 2005-A, AMT, 5.00% 2013                               1,500          1,611
Student Loan Corp., Educational Loan Rev. Bonds, Series 2005-A, AMT, 5.00% 2014                               1,500          1,614
Student Loan Corp., Educational Loan Rev. Bonds, Series 2005-A, AMT, 5.00% 2017                               3,000          3,193
                                                                                                                            20,228

ARIZONA -- 0.46%
Transportation Excise Tax Rev. Bonds (Maricopa County Regional Area Road Fund),
     Series 2002, 3.00% 2005                                                                                  2,000          2,003
Industrial Dev. Auth. of the County of Navajo, Rev. Bonds (Stone Container Corp.
     Project), Series 1997, AMT, 7.20% 2027                                                                   3,600          3,770
Student Loan Acquisition Auth., Student Loan Rev. Ref. Bonds, Series 1999-A-1, AMT, 5.45% 2011                1,675          1,808
                                                                                                                             7,581

ARKANSAS -- 0.35%
Washington County, Hospital Rev. Construction Bonds (Washington Regional Medical Center),
     Series 2005-A, 5.00% 2035                                                                                1,500          1,501
Washington County, Hospital Rev. Ref. Bonds (Washington Regional Medical Center),
     Series 2005-B, 5.00% 2013                                                                                2,465          2,567
Washington County, Hospital Rev. Ref. Bonds (Washington Regional Medical Center),
     Series 2005-B, 5.00% 2019                                                                                1,635          1,673
                                                                                                                             5,741

CALIFORNIA -- 10.27%
City of Antioch Public Fncg. Auth., 1998 Reassessment Rev. Bonds, Subordinated Series B, 5.80% 2011           1,360          1,454
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Bonds
     (San Diego Hospital Association), Series 2001-A, 6.125% 2020                                             3,000          3,278
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Bonds
     (San Diego Hospital Association), Series 2003-C, 5.375% 2021                                             1,500          1,590
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps., Rev. Ref. Certs. of Part.
     (American Baptist Homes of the West Facs. Project), Series 1998-A, 6.10% 2017                            1,650          1,692
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.,
     Rev. Ref. Certs. of Part. (Episcopal Homes Foundation),
     Series 1998, 5.125% 2013                                                                                 3,500          3,607
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.,
     Rev. Ref. Certs. of Part. (Episcopal Homes Foundation),
     Series 1998, 5.125% 2018                                                                                 1,000          1,020
Association of Bay Area Governments, Fin. Auth. for Nonprofit Corps.,
     Southern California Presbyterian Homes Obligated Group,
     Rev. Bonds (Redwood Senior Homes and Services), Series 2002, 6.125% 2032                                 1,000          1,077
Burbank-Glendale-Pasadena Airport Auth., Airport Rev. Bonds, Series 2005-B, AMT,
     AMBAC insured 5.00% 2011                                                                                 1,760          1,883
City of Chino Hills, Community Facs. Dist. No. 10 (Fairfield Ranch), Special Tax Bonds, 6.95% 2030            1,000          1,116
City of Chula Vista, Community Facs. Dist. No. 97-3 (Otay Ranch McMillin Spa One),
     Special Tax Bonds, Series 1999, 6.05% 2029                                                               1,415          1,587
County of El Dorado, Community Facs. Dist. No. 1992-1 (El Dorado Hills Dev.), Special Tax Bonds,
     Series 1999, 6.125% 2016                                                                                   990          1,054
County of El Dorado, Community Facs. Dist. No. 2005-1 (Blackstone), Special Tax Bonds, 5.25% 2035             1,000            995
City of Folsom, Community Facs. Dist. No. 10, Special Tax Bonds, Series 1999, 7.00% 2024                      3,000          3,298
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
     Series 1999, 6.50% 2015                                                                                  1,000          1,069
City of Fontana, Community Facs. Dist. No. 12 (Sierra Lakes), Special Tax Bonds,
     Series 1999, 6.625% 2030               1,000            1,054
City of Fontana, Community Facs. Dist. No. 22 (Sierra Hills South), Special Tax Bonds,
     Series 2004, 6.00% 2034                                                                                  2,000          2,051
G.O. Ref. Bonds 5.00% 2015                                                                                    8,000          8,732
Various Purpose G.O. Bonds 5.25% 2018                                                                         2,000          2,174
Veterans G.O. Bonds, Series CB, AMT, 4.75% 2018                                                               1,000          1,018
GMAC Municipal Mortgage Trust, Series A-1-3, AMT, 5.30% 2039 (put 2019)(1)                                    2,000          2,043
GMAC Municipal Mortgage Trust, Rev. Bonds, Series A-2, AMT, 4.80% 2040 (put 2015)(1)                          1,000          1,018
Golden State Tobacco Securitization Corp., Tobacco Settlement Asset-backed Bonds,
     Series 2003-A1, 6.25% 2033                                                                               4,200          4,685
Health Facs. Fncg. Auth., Rev. Bonds (Catholic Healthcare West), Series 2004-H,
     4.45% 2026 (put 2011)                                                                                    2,000          2,051
Health Facs. Fncg. Auth., Rev. Bonds (Cedars-Sinai Medical Center), 5.00% 2020                                1,000          1,051
City of Irvine, Assessment Dist. No. 03-19, Limited Obligation Improvement Bonds,
     Group Two, 5.00% 2017                                                                                    1,000          1,030
City of Irvine, Assessment Dist. No. 87-8, Limited Obligation Improvement Bonds,
     Group Seven, 5.00% 2020                                                                                  1,100          1,104
Lee Lake Water Dist., Community Facs. Dist. No. 1 (Sycamore Creek), Special Tax Bonds,
     Series 2003, 6.00% 2033                                                                                  1,000          1,059
Lee Lake Water Dist., Community Facs. Dist. No. 1 (Sycamore Creek), Special Tax Bonds,
     Series 2005, 5.25% 2028                                                                                  1,750          1,767
City of Lincoln, Community Facs. Dist. No. 2003-1, Special Tax Bonds (Lincoln Crossing
     Project), Series 2003-A, 6.125% 2033                                                                     5,000          5,311
City of Lincoln, Community Facs. Dist. No. 2003-1, Special Tax Bonds (Lincoln Crossing
     Project), Series 2004, 6.00% 2034                                                                        2,250          2,365
City of Long Beach, Harbor Rev. Bonds, Series 2002-B, AMT, MBIA insured, 5.25% 2013                           2,500          2,732
City of Long Beach, Harbor Rev. Ref. Bonds, Series 2004-A, AMT, FGIC insured, 5.00% 2014                      1,000          1,078
City of Long Beach, Harbor Rev. Ref. Bonds, Series 2005-A, AMT, MBIA insured, 5.00% 2015                      3,000          3,233
City of Los Angeles, Multi-family Housing Rev. Bonds (GNMA Collateralized -- Ridgecroft
     Apartments Project), Series 1997-E, AMT, 6.00% 2017                                                        500            518
Community Facs. Dist. No. 2001-1, Orange County (Ladera Ranch), Special Tax Bonds,
     Series 2002-A, 6.00% 2025                                                                                1,000          1,074
Community Facs. Dist. No. 2002-1, Orange County (Ladera Ranch), Special Tax Bonds,
     Series 2003-A, 5.00% 2017                                                                                1,000          1,046
Community Facs. Dist. No. 2002-1, Orange County (Ladera Ranch), Special Tax Bonds,
     Series 2003-A, 5.55% 2033                                                                                1,500          1,545
Community Facs. Dist. No. 2004-1, Orange County (Ladera Ranch), Special Tax Bonds,
     Series 2005-A, 5.20% 2034                                                                                1,000          1,007
Pollution Control Fncg. Auth., Rev. Ref. Bonds (Pacific Gas and Electric Co.),
     Series 1996-A, AMT, MBIA insured, 5.35% 2016                                                             2,000          2,171
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Browning-Ferris
     Industries of California, Inc. Project), BFI Corp. Guarantee, Series 1996-A, AMT, 5.80% 2016             3,000          2,948
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
     Series 2002-B, AMT, 5.00% 2027                                                                           2,000          1,979
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
     Series 2003-A, AMT, 5.00% 2038 (put 2013)                                                                2,000          2,069
Pollution Control Fncg. Auth., Solid Waste Disposal Rev. Ref. Bonds (USA Waste Services, Inc. Project),
     Series 1998-A, AMT, 5.10% 2018 (put 2008)                                                                4,000          4,131
City of Poway, Community Facs. Dist. No. 88-1 (Parkway Business Centre), Special Tax Ref. Bonds,
     Series 1998, 6.75% 2015                                                                                  2,800          3,078
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern County at Delano II),
     Series 2003-C, 5.50% 2015                                                                                3,225          3,579
Public Works Board, Lease Rev. Bonds (Dept. of Corrections, State Prison, Kern County at Delano II),
     Series 2003-C, 5.50% 2018                                                                                1,000          1,105
Public Works Board, Lease Rev. Ref. Bonds (Dept. of Corrections, State Prison-Lassen County, Susanville),
     Series 2004-E, 3.00% 2006                                                                                2,000          2,004
Public Works Board, Lease Rev. Bonds (Dept. of General Services, Butterfield State Office Complex),
     Series 2005-A, 5.00% 2016                                                                                1,000          1,074
Public Works Board, Lease Rev. Bonds (Dept. of General Services, Butterfield State Office Complex),
     Series 2005-A, 5.00% 2017                                                                                2,500          2,672
Public Works Board, Lease Rev. Bonds (Dept. of Mental Health-Coalinga State Hospital),
     Series 2004-A, 5.00% 2011                                                                                1,000          1,074
City of Rio Vista, Community Facs. Dist. No. 2004-1, Special Tax Bonds (Northwest Wastewater Fac.),
     Series 2005, 5.70% 2024                                                                                  1,000          1,005
City of Rio Vista, Community Facs. Dist. No. 2004-1, Special Tax Bonds (Northwest Wastewater Fac.),
     Series 2005, 5.85% 2035                                                                                  2,000          2,023
City of Sacramento, North Natomas Community Facs. Dist. No. 4, Special Tax Bonds,
     Series 2003-C, 6.00% 2028                                                                                1,500          1,600
City of Sacramento, North Natomas Community Facs. Dist. No. 4, Special Tax Bonds,
     Series 2003-C, 6.00% 2033                                                                                2,000          2,117
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs. Dist. No. 1,
     Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch), 6.125% 2014                                 250            263
County of Sacramento, Laguna Creek Ranch/Elliott Ranch Community Facs. Dist. No. 1,
     Improvement Area No. 2 Special Tax Ref. Bonds (Elliott Ranch), 6.30% 2021                                  500            521
San Bernardino Joint Powers Fncg. Auth., 2002 Tax Allocation Rev. Ref. Bonds, 6.625% 2026                     1,000          1,094
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation
     Improvement Bonds, 6.00% 2009                                                                              995          1,027
County of San Diego, Reassessment Dist. No. 97-1 (4-S Ranch), Limited Obligation
     Improvement Bonds, 6.25% 2012                                                                              995          1,027
San Diego Unified Port Dist., Rev. Bonds, Series A, AMT, MBIA insured, 5.00% 2012                             1,490          1,602
San Diego Unified Port Dist., Rev. Bonds, Series A, AMT, MBIA insured, 5.00% 2014                             1,650          1,779
City of San Jose Fin. Auth., Lease Rev. Bonds (Civic Center Project), Series 2002-D,
     AMBAC insured, 5.00% 2039 (put 2006)                                                                     5,000          5,085
Community Facs. Dist. No. 99-1 (Talega), Santa Margarita Water Dist., Special Tax Bonds,
     Series 1999, 6.10% 2014                                                                                  2,390          2,620
Community Facs. Dist. No. 2002-1, Saugus Union School Dist., Special Tax Bonds, Series 2003, 6.00% 2033       1,000          1,057
South Tahoe Joint Powers Fncg. Auth., Rev. Ref. Bonds (South Tahoe Redev. Project Area No. 1),
     Series 1995-B, 6.25% 2020                                                                                1,000          1,026
South Tahoe Joint Powers Fncg. Auth., Subordinate Bond Anticipation Notes (South Tahoe
     Redev. Project Area No. 1), Series 2003-B, 5.125% 2009                                                   1,000          1,019
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP),
     Series 1998-A-1, AMT, 5.05% 2025 (put 2008)                                                              7,000          7,226
Statewide Communities Dev. Auth., Apartment Dev. Rev. Ref. Bonds (Irvine Apartment Communities, LP),
     Series 1998-A-3, 5.10% 2025 (put 2010)                                                                   5,000          5,217
Statewide Communities Dev. Auth., Rev. Bonds (Daughters of Charity Health System),
     Series 2005-A, 5.00% 2039                                                                                1,000          1,028
Statewide Communities Dev. Auth., Rev. Bonds (Kaiser Permanente), Series 2004-I, 3.45% 2035 (put 2011)        4,600          4,506
Talega-Capistrano Unified School Dist., Community Facs. Dist. No. 90-2, Special Tax Bonds,
     Series 2003, 6.00% 2033                                                                                  2,410          2,563
City of Temecula, Public Fncg. Auth., Community Facs. Dist. No. 03-03 (Wolf Creek), Special Tax Bonds,
     Series 2003, 5.80% 2026                                                                                  1,000          1,026
City of Temecula, Public Fncg. Auth., Community Facs. Dist. No. 03-03 (Wolf Creek), Special Tax Bonds,
     Series 2003, 5.90% 2034                                                                                  2,500          2,559
Community Facs. Dist. No. 88-12, Temecula (Ynez Corridor), Special Tax Ref. Bonds,
     Series 1998-A, 5.35% 2009                                                                                  940            985
Tobacco Securitization Auth. of Northern California (Sacramento County), Tobacco Settlement
     Asset-backed Bonds, Series 2001-B, 5.00% 2028                                                              500            507
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 6.00% 2014                                  3,000          3,436
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 6.00% 2015                                  1,500          1,718
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.875% 2016                                 1,500          1,685
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.75% 2017                                  2,500          2,778
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, 5.375% 2022                                 2,000          2,165
Dept. of Water Resources, Power Supply Rev. Bonds, Series 2002-A, AMBAC insured, 5.50% 2016                   1,000          1,116
City of West Sacramento, Community Facs. Dist. No. 16 (Bridgeway Lakes), Special Tax Bonds, 6.00% 2033        1,000          1,033
                                                                                                                           167,763

COLORADO -- 2.80%
Arapahoe County, Capital Improvement Trust Fund Highway Rev. Bonds (E-470 Project), Senior
     Capital Appreciation Bonds, Series 2000-B, 0% 2034 (preref. 2010)                                        7,500          1,028
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT, FGIC insured, 5.00% 2011       1,000          1,066
City and County of Denver, Airport System Rev. Ref. Bonds, Series 2002-E, AMT, FGIC insured, 5.00% 2012       1,500          1,600
Eagle County, Bachelor Gulch Metropolitan Dist., G.O. Bonds, Series 1999, 6.70% 2019                          3,500          3,753
EagleBend Affordable Housing Corp., Rev. Ref. Bonds (Multi-family Housing Project), Series 1997-A,
     6.20% 2012                                                                                               1,000          1,020
EagleBend Affordable Housing Corp., Rev. Ref. Bonds (Multi-family Housing Project), Series 1997-A,
     6.45% 2021                                                                                               2,000          2,023
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 1998-A, 5.375% 2010                      1,000          1,065
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2001, 5.25% 2021                         2,095          2,199
Health Facs. Auth., Rev. Bonds (Catholic Health Initiatives), Series 2002-A, 5.00% 2008                       1,880          1,960
Health Facs. Auth., Rev. Bonds (Covenant Retirement Communities, Inc.), Series 2002-B, 6.125% 2033            1,000          1,088
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project), Series 2000,
     6.60% 2016                                                                                               1,000          1,122
Health Facs. Auth., Rev. Bonds (Evangelical Lutheran Good Samaritan Society Project), Series 2002,
     5.90% 2027                                                                                               1,830          1,970
Housing and Fin. Auth., Single-family Program Senior Bonds, Series 1997-B-2, AMT, 7.00% 2026                     75             76
City of Lakewood, Plaza Metropolitan Dist. No. 1, Public Improvement Fee/Tax Increment
     Supported Rev. Bonds, Series 2003, 8.00% 2025                                                            8,500          9,434
Lincoln Park Metropolitan Dist. (Douglas County), G.O. Limited Tax Ref. and Improvement Bonds,
     Series 2001, 7.75% 2026                                                                                  3,000          3,209
North Range Metropolitan Dist. No. 1 (City of Commerce, Adams County), Limited Tax G.O. Bonds,
     Series 2001, 7.25% 2031                                                                                  1,000          1,012
Rampart Range Metropolitan Dist. No. 1 (City of Lone Tree), Rev. Bonds (Rampart Range Metropolitan
     Dist. No. 2 Project), Series 2001, 7.75% 2026                                                            7,610          7,915
Vista Ridge Metropolitan Dist. (Weld County), Limited Tax G.O. Bonds, Series 2001, 7.50% 2031                 4,110          4,232
                                                                                                                            45,772

CONNECTICUT -- 2.16%
Dev. Auth., Pollution Control Rev. Ref. Bonds (Connecticut Light and Power Co. Project),
     Series 1993-A, 5.85% 2028                                                                                1,375          1,495
Dev. Auth., Pollution Control Rev. Ref. Bonds (Connecticut Light and Power Co. Project),
     Series 1993-B, AMT, 5.95% 2028                                                                           1,500          1,613
Higher Education Supplemental Loan Auth., Rev. Bonds (Connecticut Family Education Loan Program),
     Series 2005-A, AMT, MBIA insured, 4.375% 2016                                                            2,500          2,537
Higher Education Supplemental Loan Auth., Rev. Bonds (Connecticut Family Education Loan Program),
     Series 2005-A, AMT, MBIA insured, 4.25% 2019                                                             1,000            990
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.40% 2011(1)                         6,590          6,899
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1996-A, 6.40% 2011 (preref. 2007)(1)          3,470          3,707
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.60% 2009(1)                         1,000          1,061
Mashantucket (Western) Pequot Tribe, Special Rev. Bonds, Series 1997-B, 5.75% 2018(1)                         3,000          3,136
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public Improvement Bonds,
     Series 2001, 6.00% 2016                                                                                  6,100          6,608
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public Improvement Bonds,
     Series 2001, 6.25% 2021                                                                                  3,000          3,265
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public Improvement Bonds,
     Series 2001, 6.25% 2031                                                                                  2,000          2,161
Mohegan Tribe of Indians, Gaming Auth. Priority Distribution Payment, Public Improvement Bonds,
     Series 2003, 5.50% 2013                                                                                  1,680          1,789
                                                                                                                            35,261

DISTRICT OF COLUMBIA -- 0.55%
MedStar Health, Inc. Issue, Multi-Modal Rev. Bonds
     (Georgetown University Hospital and Washington Hospital Center Projects),
     Series 2001-C, 6.80% 2031 (preref. 2006)                                                                 1,500          1,533
MedStar Health, Inc. Issue, Multi-Modal Rev. Bonds
     (Georgetown University Hospital and Washington Hospital Center Projects),
     Series 2001-D, 6.875% 2031 (preref. 2007)                                                                2,000          2,119
Metropolitan Washington Airports Auth., Airport System Rev. Bonds, Series 2004-B, AMT,
     FSA insured, 5.00% 2034                                                                                  5,175          5,350
                                                                                                                             9,002

FLORIDA -- 11.03%
Bartram Park Community Dev. Dist. (Jacksonville), Special Assessment Bonds, Series 2005, 4.875% 2015          2,000          2,007
Bartram Park Community Dev. Dist. (Jacksonville), Special Assessment Bonds, Series 2005, 5.30% 2035           1,750          1,778
Beacon Tradeport Community Dev. Dist. (Miami-Dade County), Special Assessment Bonds (Industrial Project),
     Series 2002-B, 7.00% 2014                                                                                  745            819
Beacon Tradeport Community Dev. Dist. (Miami-Dade County), Special Assessment Bonds (Industrial Project),
     Series 2002-B, 7.25% 2033                                                                                2,205          2,388
Broward County Resource Recovery Rev. Ref. Bonds (Wheelabrator North Broward Inc. Project),
     Series 2001-A, 5.50% 2008                                                                                1,600          1,709
Capital Projects Fin. Auth., Continuing Care Retirement Community Rev. Bonds
     (Capital Projects Loan Program -- Glenridge on Palmer Ranch Project), Series 2002-A, 8.00% 2032          5,400          6,006
Capital Projects Fin. Auth., Continuing Care Retirement Community Rev. Bonds
     (Capital Projects Loan Program -- Glenridge on Palmer Ranch Project), Series 2002-B,
     7.625% 2032 (put 2009)                                                                                   2,500          2,623
Championsgate Community Dev. Dist., Capital Improvement Rev. Bonds, Series 1998-A, 6.25% 2020                 3,890          3,932
City Center Community Dev. Dist., Special Assessment Rev. Bonds (Polk County), Series 2005-A, 6.125% 2036     2,500          2,509
Concorde Estates Community Dev. Dist. (Osceola County), Capital Improvement Rev. Bonds,
     Series 2004-B, 5.00% 2011                                                                                1,000          1,006
The Crossings at Fleming Island Community Dev. Dist. (Clay County), Special Assessment Ref. Bonds,
     Series 2000-C, 7.10% 2030                                                                                7,355          7,880
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2003-A, 5.25% 2012     1,000          1,094
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2003-A, 5.25% 2013     2,000          2,193
Escambia County Health Facs. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2003-A, 5.25% 2014     1,000          1,099
Fishhawk Community Dev. Dist. II, Special Assessment Rev. Bonds, Series 2003-B, 5.00% 2007                      755            762
Fishhawk Community Dev. Dist. II, Special Assessment Rev. Bonds, Series 2004-B, 5.125% 2009                   1,000          1,013
Fleming Island Plantation Community Dev. Dist. (Clay County), Series 2000-B, 7.375% 2031                        985          1,062
Gateway Services Community Dev. Dist., Special Assessment Bonds (Sun City Center Fort Myers Project),
     Series 2003-B, 5.50% 2010                                                                                1,040          1,048
Grand Haven Community Dev. Dist. (City of Palm Coast, Flagler County), Special Assessment Bonds,
     Series 2003, 5.20% 2007                                                                                    100            101
Grand Haven Community Dev. Dist. (City of Palm Coast, Flagler County), Special Assessment Bonds,
     Series 2004-B, 5.00% 2009                                                                                3,990          4,015
Greyhawk Landing Community Dev. Dist. (Manatee County), Special Assessment Rev. Bonds,
     Series 2002-A, 7.00% 2033                                                                                  950          1,034
Greyhawk Landing Community Dev. Dist. (Manatee County), Special Assessment Rev. Bonds,
     Series 2002-B, 6.25% 2009                                                                                  350            356
Groves Community Dev. Dist. (Pasco County), Special Assessment Rev. Bonds, Series 2000-B, 7.625% 2008         1,085          1,088
Harbor Bay Community Dev. Dist. (Hillsborough County), Capital Improvement Rev. Bonds,
     Series 2001-B, 6.35% 2010                                                                                2,620          2,665
Harbor Bay Community Dev. Dist. (Hillsborough County), Capital Improvement Rev. Bonds,
     Series 2002, 6.75% 2034                                                                                  4,450          4,854
Heritage Harbour South Community Dev. Dist. (Manatee County), Capital Improvement Rev. Bonds,
     Series 2002-B, 5.40% 2008                                                                                2,105          2,122
Heritage Isles Community Dev. Dist., Special Assessment Rev. Bonds, 5.90% 2006                                  250            253
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health System/Sunbelt
     Obligated Group), Series 2002-B, 5.00% 2011                                                              2,000          2,124
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health System/Sunbelt
     Obligated Group), Series 2002-B, 5.00% 2012                                                              1,365          1,452
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health System/Sunbelt
     Obligated Group), Series 2002-B, 5.00% 2013                                                              3,535          3,729
Highlands County Health Facs. Auth., Hospital Rev. Bonds (Adventist Health System/Sunbelt
     Obligated Group), Series 2002-B, 5.25% 2023                                                              2,500          2,616
Hillsborough County Aviation Auth., Rev. Ref. Bonds, Series 2003-D, AMT, MBIA insured, 5.50% 2012             2,520          2,776
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project),
     Series 2003-A, 5.00% 2012                                                                                1,000          1,064
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project),
     Series 2003-A, 5.00% 2013                                                                                1,500          1,592
Hillsborough County Industrial Dev. Auth., Hospital Rev. Ref. Bonds (Tampa General Hospital Project),
     Series 2003-A, 5.00% 2018                                                                                3,795          3,946
Huntington Community Dev. Dist., City of Miramar, Special Assessment Bonds, Series 2004-B, 5.00% 2009         3,500          3,522
Jacksonville Electric Auth., Water and Sewer System Rev. Bonds, Series 2004-C, 5.00% 2007                     2,000          2,083
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital Improvement Rev. Bonds,
     Series 2001-A, 7.40% 2032                                                                                  865            929
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital Improvement Rev. Bonds,
     Series 2001-B, 6.40% 2011                                                                                  455            463
Lake Ashton Community Dev. Dist. (City of Lake Wales, Polk County), Capital Improvement Rev. Bonds,
     Series 2003-B, 5.40% 2008                                                                                1,620          1,633
Lake Powell Residential Golf Community Dev. Dist. (Bay County), Special Assessment Rev. Bonds,
     Series 2000-B, 7.00% 2010                                                                                1,900          1,926
Lakewood Ranch Community Dev. Dist. 5 (Manatee County), Special Assessment Rev. Bonds,
     Series 2003, 5.30% 2007                                                                                    855            862
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds
     (Cypress Cove at Healthpark Florida, Inc. Project), Series 1997-A, 6.25% 2017                            2,500          2,563
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds
     (Shell Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A, 5.25% 2007           1,000          1,029
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds
     (Shell Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A, 5.50% 2009           1,800          1,888
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds
     (Shell Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A, 5.75% 2011             500            529
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds
     (Shell Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A, 5.75% 2013           1,410          1,479
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds
     (Shell Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A, 5.75% 2015             500            522
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds
     (Shell Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A, 5.50% 2021           3,800          3,896
Lee County Industrial Dev. Auth., Healthcare Facs. Rev. Bonds
     (Shell Point/Alliance Obligated Group, Shell Point Village Project), Series 1999-A, 5.50% 2029           1,250          1,272
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured, 5.25% 2009                    1,500          1,603
Lee County, Solid Waste System Rev. Ref. Bonds, Series 2001, AMT, MBIA insured, 5.625% 2013                   4,000          4,339
Marshall Creek Community Dev. Dist. (St. Johns County), Special Assessment Bonds, Series 2000-A, 7.65% 2032   2,940          3,209
Marshall Creek Community Dev. Dist. (St. Johns County), Special Assessment Bonds, Series 2002, 6.625% 2032    4,870          5,137
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement Rev. Bonds,
     Series 2001-A, 6.85% 2033                                                                                2,200          2,377
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement Rev. Bonds,
     Series 2003-B, 5.25% 2007                                                                                  585            589
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement Rev. Bonds,
     Series 2004-1, 4.80% 2009                                                                                3,470          3,490
Meadow Pointe III, Community Dev. Dist. (Pasco County), Capital Improvement Rev. Bonds,
     Series 2004-B, 5.00% 2009                                                                                  905            911
Meadow Pointe IV, Community Dev. Dist. (Pasco County), Capital Improvement Rev. Bonds,
     Series 2003-B, 5.125% 2007                                                                               2,000          2,014
Meadow Pointe IV, Community Dev. Dist. (Pasco County), Capital Improvement Rev. Bonds,
     Series 2004-A, 6.00% 2036                                                                                2,000          2,097
Miami-Dade County Industrial Dev. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project),
     Series 2004, AMT, 4.00% 2018 (put 2009)                                                                  2,000          1,981
Miami-Dade County, Miami International Airport (Hub of the Americas), Aviation Rev. Ref. Bonds,
     Series 2003-D, AMT, MBIA insured, 5.25% 2014                                                             1,000          1,086
School Board of Miami-Dade County, Certs. of Part., Series 2003-B, MBIA insured, 5.00% 2031 (put 2011)        1,000          1,069
Midtown Miami Community Dev. Dist. (Miami-Dade County), Special Assessment Bonds (Infrastructure
     Project), Series 2004-B, 6.50% 2037                                                                      2,000          2,128
North Springs Improvement Dist. (Broward County), Special Assessment Bonds (Heron Bay Project),
     Series 1997, 7.00% 2019                                                                                  2,480          2,562
North Springs Improvement Dist., Special Assessment Bonds (Parkland Isles Project), Series 1997-A,
     7.00% 2019                                                                                               1,000          1,033
Northern Palm Beach County Improvement Dist., Water Control and Improvement Bonds (Unit of Dev. No. 9A),
     Series 1996-A, 6.80% 2006 (escrowed to maturity)                                                           370            377
Northern Palm Beach County Improvement Dist., Water Control and Improvement Bonds (Unit of Dev. No. 9A),
     Series 1996-A, 7.30% 2027 (preref. 2006)                                                                 1,500          1,594
Northern Palm Beach County Improvement Dist., Water Control and Improvement Bonds (Unit of Dev. No. 9B),
     Series 1999, 5.85% 2013                                                                                    770            826
City of Orlando, Special Assessment Rev. Bonds (Conroy Road Interchange Project), Series 1998-A, 5.80% 2026   3,250          3,285
Palm Beach County, Health Facs. Auth. Retirement Community Rev. Bonds
     (Adult Communities Total Services, Inc. Obligated Group), Series 1996, 5.625% 2020                       3,230          3,325
Parklands Lee Community Dev. Dist. (Bonita Springs), Special Assessment Bonds, Series 2005-B,
     5.125% 2011                                                                                              2,505          2,521
Paseo Community Dev. Dist., Fort Myers, Capital Improvement Rev. Bonds, Series 2005-B, 4.875% 2010            3,600          3,602
Pine Air Lakes Community Dev. Dist., Collier County, Special Assessment Rev. Bonds, Series 2002,
     7.25% 2033                                                                                               2,455          2,594
City of St. Cloud, Stevens Plantation Community Dev. Dist., Special Assessment Rev. Bonds,
     Series 2003-B, 6.375% 2013                                                                               2,915          2,990
South-Dade Venture Community Dev. Dist. (Homestead), Special Assessment Rev. Bonds, Series 2002,
     6.90% 2033                                                                                               3,900          4,297
South Village Community Dev. Dist. (Clay County), Capital Improvement Rev. Bonds, Series 2005-A,
     5.70% 2035                                                                                               1,000          1,021
Stoneybrook West Community Dev. Dist. (City of Winter Garden, Orange County), Special Assessment
     Rev. Bonds, Series 2000-B, 6.45% 2010                                                                      265            268
Sumter Landing Community Dev. Dist. (Sumter County), Special Assessment Rev. Bonds,
     Series 2003, 6.875% 2023                                                                                 1,000          1,087
Sumter Landing Community Dev. Dist. (Sumter County), Special Assessment Rev. Bonds,
     Series 2003, 6.95% 2033                                                                                  1,000          1,071
Town Center at Palm Coast Community Dev. Dist. (City of Palm Coast, Flagler County), Capital
     Improvement Rev. Bonds, Series 2005, 6.00% 2036                                                          3,000          3,055
Turnbull Creek Community Dev. Dist. (St. Johns County), Special Assessment Bonds, Series 2005,
     5.80% 2035                                                                                               2,000          2,060
Urban Orlando Community Dev. Dist. (City of Orlando), Capital Improvement Rev. Bonds,
     Series 2001-A, 6.95% 2033                                                                                3,410          3,677
Urban Orlando Community Dev. Dist., Capital Improvement Rev. Bonds, Series 2004, 6.00% 2020                   1,000          1,030
Venetian Community Dev. Dist. (Sarasota County), Capital Improvement Rev. Bonds, Series 2002-A,
     6.75% 2034                                                                                               1,000          1,060
Venetian Community Dev. Dist. (Sarasota County), Capital Improvement Rev. Bonds, Series 2002-B,
     5.95% 2012                                                                                                 480            491
Village Community Dev. Dist. No. 5 (Sumter County), Special Assessment Rev. Bonds, Series 2003-B,
     5.00% 2008                                                                                               2,710          2,728
Waterlefe Community Dev. Dist. (Manatee County), Capital Improvement Rev. Bonds, Series 2001-B, 6.25% 2010      190            192
                                                                                                                           180,087

GEORGIA -- 1.30%
City of Atlanta, Airport Passenger Fac. Charge and General Rev. Bonds, Series 2004-J, FSA insured,
     5.00% 2034                                                                                               3,500          3,684
City of Atlanta, Tax Allocation Bonds (Atlantic Station Project), Series 2001, 7.75% 2014                     1,000          1,092
City of Atlanta, Tax Allocation Bonds (Atlantic Station Project), Series 2001, 7.90% 2024                     5,000          5,443
City of Atlanta, Tax Allocation Bonds (Eastside Project), Series 2005-A, AMT, 5.625% 2016                     1,750          1,758
Dev. Auth. of Cartersville, Sewage Facs. Rev. Ref. Bonds (Anheuser-Busch Project), Series 1997,
     AMT, 5.625% 2009                                                                                         2,250          2,401
Dev. Auth. of Floyd County, Environmental Improvement Rev. Bonds (Georgia Kraft Co. Project),
     Series 1985, 5.70% 2015                                                                                  1,000          1,068
Dev. Auth. of the City of Milledgeville and Baldwin County, Rev. Bonds
     (Georgia College & State University Foundation Property III, LLC Student Housing System Project),
     Series 2004, 5.00% 2015                                                                                  1,000          1,034
Dev. Auth. of the City of Milledgeville and Baldwin County, Rev. Bonds
     (Georgia College & State University Foundation Property III, LLC Student Housing System Project),
     Series 2004, 5.25% 2019                                                                                  2,750          2,858
Dev. Auth. of the City of Milledgeville and Baldwin County, Rev. Bonds
     (Georgia College & State University Foundation Property III, LLC Student Housing System Project),
     Series 2004, 6.00% 2012                                                                                  1,790          1,960
                                                                                                                            21,298

IDAHO -- 1.37%
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1998-B-2, AMT, 5.20% 2011                    360            362
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1999-B-2, AMT, 5.00% 2013                    515            521
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1999-D-3, AMT, 5.15% 2013                    540            545
Housing and Fin. Association, Single-family Mortgage Bonds, Series 1999-G, AMT, 5.75% 2014                      305            314
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2001-B, Class III, AMT, 5.75% 2020         2,100          2,164
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2001-E, Class III, AMT, 5.40% 2021         1,565          1,613
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2001-F, Class III, AMT, 5.30% 2021         1,615          1,654
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2002-C, Class III, AMT, 5.50% 2021         1,460          1,527
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2002-E, Class III, AMT, 5.30% 2022         1,210          1,253
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-B, Class III, AMT, 5.10% 2023         1,060          1,083
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-C, Class III, AMT, 4.50% 2023           980            960
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2003-E, Class III, AMT, 5.15% 2023         1,560          1,607
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2004-A, Class III, AMT, 4.75% 2024         1,385          1,387
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2004-B, Class III, AMT, 5.40% 2024         2,240          2,326
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2005-B, Class III, AMT, 5.00% 2025         2,000          2,002
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2005-C, Class III, AMT, 4.80% 2026         1,000            983
Housing and Fin. Association, Single-family Mortgage Bonds, Series 2005-D, Class III, 4.90% 2026              1,235          1,234
Housing and Fin. Association, Single-family Mortgage Subordinate Bonds, Series 1997-H-2, AMT, 5.40% 2010        465            468
Housing and Fin. Association, Single-family Mortgage Subordinate Bonds, Series 1997-I-2, AMT, 5.55% 2010        285            289
                                                                                                                            22,292

ILLINOIS -- 6.34%
Build Illinois Bonds, Sales Tax Rev. Bonds (Illinois FIRST), Series 2001, 5.375% 2016                         1,500          1,636
City of Chicago, G.O. Bonds (Emergency Telephone System), Ref. Series 1999, FGIC insured, 5.25% 2020          1,000          1,125
City of Chicago, Midway Airport Rev. Bonds, Series 2001-A, AMT, FSA insured, 5.50% 2015                       2,000          2,162
City of Chicago, O'Hare International Airport, General Airport Rev. Ref. Bonds, Series 2004-B,
     MBIA insured, 5.00% 2007                                                                                 2,500          2,571
City of Chicago, O'Hare International Airport, Second Lien Passenger Fac. Charge Rev. Bonds,
     Series 2001-C, AMT, AMBAC insured, 5.50% 2015                                                            4,030          4,355
City of Chicago, O'Hare International Airport, Second Lien Passenger Fac. Charge Rev. Bonds,
     Series 2001-E, AMT, AMBAC insured, 5.50% 2016                                                            2,340          2,529
City of Chicago, O'Hare International Airport, Special Facs. Rev. Ref. Bonds (United Air
     Lines, Inc. Project), Series 1999-B, AMT, 5.20% 2011(2)                                                  2,500            389
City of Chicago, Special Assessment Improvement Bonds (Lakeshore East Project), Series 2002, 6.75% 2032       2,000          2,185
Dev. Fin. Auth., Solid Waste Disposal Rev. Bonds (Waste Management, Inc. Project), Series 1997,
     AMT, 5.05% 2010                                                                                          5,035          5,226
Educational Facs. Auth., Adjustable Medium Term Rev. Bonds (Field Museum of Natural History),
     Series 2002, 4.45% 2036 (put 2014)                                                                       1,790          1,821
Educational Facs. Auth., Rev. Bonds (Loyola University of Chicago), Series 2003-A, 5.00% 2026                 1,215          1,256
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement Fund, Inc.
     (University Center Project), Series 2002, 6.625% 2017                                                    2,500          2,805
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement Fund, Inc.
     (University Center Project), Series 2002, 6.00% 2022                                                     1,000          1,075
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement Fund, Inc.
     (University Center Project), Series 2002, 6.25% 2030                                                     6,000          6,452
Educational Facs. Auth., Student Housing Rev. Bonds, Educational Advancement Fund, Inc.
     (University Center Project), Series 2002, 6.25% 2034                                                     2,500          2,575
Fin. Auth., Rev. Bonds (Resurrection Health Care), Series 2005-A, 3.75% 2015 (put 2009)(3)                    1,500          1,496
Fin. Auth., Rev. Ref. Bonds (DePaul University), Series 2004-A, 5.375% 2016                                   1,235          1,356
Fin. Auth., Rev. Ref. Bonds (DePaul University), Series 2005-A, 5.00% 2011                                    1,000          1,067
Fin. Auth., Rev. Ref. Bonds (DePaul University), Series 2005-A, 5.00% 2012                                    2,000          2,141
Fin. Auth., Rev. Ref. Bonds (DePaul University), Series 2005-A, 5.00% 2014                                    1,000          1,069
Fin. Auth., Rev. Ref. Bonds (DePaul University), Series 2005-A, 5.00% 2016                                    1,785          1,897
Fin. Auth., Rev. Ref. Bonds (Fairview Obligated Group), Series 2004-A, 5.75% 2014                               750            759
Fin. Auth., Rev. Ref. Bonds (Fairview Obligated Group), Series 2004-A, 6.00% 2020                             1,000          1,017
Health Facs. Auth., Rev. Ref. Bonds (Fairview Obligated Group Project), Series 1995-A, 7.40% 2023             3,130          3,328
G.O. Bonds, Series of September 2004, 5.00% 2007                                                              4,400          4,583
Health Facs. Auth., Rev. Bonds (Alexian Brothers Health System), Series 1999, FSA insured, 5.125% 2028        1,000          1,033
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.50% 2008                              1,000          1,055
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.25% 2014                              1,500          1,556
Health Facs. Auth., Rev. Bonds (Centegra Health System), Series 1998, 5.25% 2018                                500            516
Health Facs. Auth., Rev. Bonds (Decatur Memorial Hospital), Series 2001, 6.25% 2017                           5,000          5,609
Health Facs. Auth., Rev. Bonds (Edward Hospital Obligated Group), Series 2001-A, FSA insured, 5.50% 2017      1,500          1,641
Health Facs. Auth., Rev. Bonds (Friendship Village of Schaumburg), Series 1997-A, 5.25% 2018                  2,000          2,123
Health Facs. Auth., Rev. Bonds (Lutheran Senior Ministries Obligated Group -- Lutheran Hillside
     Village Project), Series 2001-A, 7.375% 2031                                                             1,500          1,621
Health Facs. Auth., Rev. Bonds (OSF Healthcare System), Series 1999, 6.25% 2019                               1,500          1,620
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.25% 2008                          2,500          2,636
Health Facs. Auth., Rev. Ref. Bonds (OSF Healthcare System), Series 2004, 5.25% 2011                          2,500          2,688
Health Facs. Auth., Rev. Bonds (Riverside Health System), Series 2002, 5.75% 2022                             3,000          3,199
Health Facs. Auth., Rev. Bonds (Villa St. Benedict Project), Series 2003-A-1, 6.90% 2033                      5,700          6,028
Health Facs. Auth., Rev. Ref. Bonds (Advocate Health Care Network), Series 1997-A, 5.70% 2011                   110            117
Health Facs. Auth., Rev. Ref. Bonds (Advocate Health Care Network), Series 1997-A, 5.70% 2011
     (preref. 2007)                                                                                             390            419
Health Facs. Auth., Rev. Ref. Bonds (Advocate Health Care Network), Series 1997-A, 5.80% 2016                   435            456
Health Facs. Auth., Rev. Ref. Bonds (Advocate Health Care Network), Series 1997-A, 5.80% 2016
     (preref. 2007)                                                                                           1,565          1,683
Health Facs. Auth., Rev. Ref. Bonds (Edward Hospital Project), Series 1993-A, 6.00% 2019                      1,000          1,012
Toll Highway Auth., Toll Highway Senior Priority Rev. Bonds, Series 2005-A, FSA insured, 5.00% 2015           5,000          5,473
Village of Lincolnshire, Special Service Area No. 1, Special Tax Bonds (Sedgebrook Project),
     Series 2004, 6.25% 2034                                                                                  1,850          1,962
Village of Montgomery, Kane and Kendall Counties, Special Assessment Improvement Bonds (Lakewood
     Creek Project), Series 2001, 7.75% 2030                                                                  3,861          4,274
Village of Robbins, Cook County, Resource Recovery Rev. Bonds (Robbins Resource Recovery
     Partners, L.P. Projects), Series 1999-A, AMT, 8.375% 2016(2)                                             3,950              8
Village of Robbins, Cook County, Resource Recovery Rev. Bonds (Robbins Resource Recovery
     Partners, L.P. Projects), Series 1999-B, AMT, 8.375% 2016(2)                                             1,545              3
                                                                                                                           103,607

INDIANA -- 1.46%
Dev. Fin. Auth., Exempt Facs. Rev. Ref. Bonds (Inland Steel Co. Project No. 15),
     Series 1997-A, 5.75% 2011                                                                                1,000          1,061
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Charity Obligated Group), Series 1999-D,
     5.25% 2016 (preref. 2009)                                                                                2,805          3,060
Health Fac. Fncg. Auth., Hospital Rev. Bonds (Methodist Hospitals, Inc.), Series 2001, 5.25% 2008             1,325          1,389
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2002-F, 5.50% 2009                2,305          2,488
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2002-F, 5.50% 2015                1,000          1,097
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2002-F, 5.50% 2016                1,000          1,092
Health Fac. Fncg. Auth., Rev. Bonds (Ascension Health Credit Group), Series 2002-F, 5.00% 2019                3,450          3,618
Indianapolis Airport Auth., Special Fac. Rev. Bonds (United Air Lines, Inc., Indianapolis
     Maintenance Center Project), Series 1995-A, AMT, 6.50% 2031(2)                                           3,198            408
Indianapolis Airport Auth., Special Fac. Rev. Ref. Bonds (Federal Express Corp. Project),
     Series 2004, AMT, 5.10% 2017                                                                             5,000          5,243
Indianapolis Local Public Improvement Bond Bank Bonds (Indianapolis Airport Auth. Project),
     Series 2004-I, AMT, MBIA insured, 5.25% 2014                                                             2,000          2,162
Trustees of Indiana University, Student Fee Bonds, Series O, FGIC insured, 5.375% 2016                        2,000          2,265
                                                                                                                            23,883

IOWA -- 0.33%
Fin. Auth., Rev. Ref. Bonds (Trinity Health Credit Group), Series 2000-B, AMBAC insured, 6.00% 2027           2,000          2,248
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2013                                       1,000          1,068
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2014                                       2,000          2,132
                                                                                                                             5,448

KANSAS -- 0.49%
City of Lenexa, Health Care Fac. Rev. Bonds (Lakeview Village, Inc. -- Southridge Project),
     Series 2002-C, 6.875% 2032                                                                               1,000          1,087
Dept. of Transportation, Highway Rev. Ref. Bonds, Series 2002-A, 5.00% 2005                                   1,840          1,844
Unified Government of Wyandotte County/Kansas City, Tax-Exempt Sales Tax Special Obligation
     Rev. Ref. Bonds (Redev. Project Area B), 2nd Lien Series 2005, 4.75% 2016                                5,000          4,990
                                                                                                                             7,921

KENTUCKY -- 1.34%
City of Ashland, Pollution Control Rev. Ref. Bonds (Ashland Inc. Project), Series 1999,
     5.70% 2009 (escrowed to maturity)                                                                        2,500          2,738
City of Ashland, Sewage and Solid Waste Rev. Bonds (Ashland Inc. Project), Series 1995, AMT, 7.125% 2022      2,200          2,248
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds (Appalachian Regional
     Healthcare, Inc. Project), Series 1997, 5.60% 2008                                                       1,000          1,019
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds (Appalachian Regional
     Healthcare, Inc. Project), Series 1997, 5.80% 2012                                                       1,000          1,006
Econ. Dev. Fin. Auth., Hospital System Ref. and Improvement Rev. Bonds (Appalachian Regional
     Healthcare, Inc. Project), Series 1997, 5.85% 2017                                                       7,000          6,951
City of Maysville, Solid Waste Disposal Facs. Rev. Bonds (Inland Container Corp. Project --
     Temple-Inland Inc.), Series 1992, AMT, 6.90% 2022                                                        7,000          8,002
                                                                                                                            21,964

LOUISIANA -- 2.08%
Health Education Auth., Rev. Bonds (Lambeth House Project), Series 1996, 9.00% 2026 (preref. 2006)            1,850          2,015
Health Education Auth., Rev. Ref. Bonds (Lambeth House Project), Series 1998-A, 6.20% 2028                    5,000          5,093
Parish of Morehouse, Pollution Control Rev. Ref. Bonds (International Paper Co. Project),
     Series 2001-A, 5.25% 2013                                                                                2,500          2,663
Tobacco Settlement Auth., Asset-backed Bonds, Series 2001-B, 5.50% 2030                                      16,125         16,833
Village of Hodge, Combined Utility System Rev. Ref. Bonds (Stone Container Corp. Project),
     Series 2003, AMT, 7.45% 2024                                                                             6,000          7,311
                                                                                                                            33,915

MAINE -- 0.32%
Health and Higher Educational Facs. Auth., Rev. Bonds (Piper Shores Issue), Series 1999-A,
     7.50% 2019 (preref. 2009)                                                                                1,000          1,128
Health and Higher Educational Facs. Auth., Rev. Bonds (Piper Shores Issue), Series 1999-A,
     7.55% 2029 (preref. 2009)                                                                                2,000          2,259
State Housing Auth., Mortgage Purchase Bonds, Series 2000-C, AMT, 5.95% 2020                                  1,700          1,784
                                                                                                                             5,171

MARYLAND -- 1.53%
City of Annapolis, Special Obligation Bonds (Park Place Project), Series 2005-B, 4.75% 2034                   2,000          2,011
City of Annapolis, Special Obligation Bonds (Park Place Project), Series 2005-A, 5.35% 2034                   2,710          2,734
Anne Arundel County, Econ. Dev. Corp., Rev. Bonds (Golf Course System), Series 2001, 8.25% 2028               1,000          1,208
Anne Arundel County, Special Obligation Bonds (Arundel Mills Project), Series 1999, 7.10% 2029
     (preref. 2009)                                                                                           1,000          1,161
Frederick County, Urbana Community Dev. Auth., Special Obligation Bonds, Series 1998, 6.625% 2025             3,500          3,643
Frederick County, Urbana Community Dev. Auth., Special Obligation Bonds, Series 2004-B, 5.95% 2030            3,000          3,045
Frederick County, Urbana Community Dev. Auth., Subordinate Special Obligation Bonds,
     Series 2004-B, 6.25% 2030                                                                                1,000          1,017
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (Adventist HealthCare Issue),
     Series 2003-A, 5.00% 2012                                                                                1,000          1,045
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.00% 2012    1,000          1,054
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.75% 2015    2,590          2,854
Health and Higher Educational Facs. Auth., Rev. Ref. Bonds (MedStar Health Issue), Series 2004, 5.375% 2024   2,000          2,094
Housing Auth. of Prince George's County, Mortgage Rev. Bonds (GNMA Collateralized -- Langley
     Gardens Apartments Project), Series 1997-A, 5.75% 2029                                                   1,000          1,046
Prince George's County, Special Obligation Bonds (Woodview Village Phase II Subdistrict),
     Series 2002, 7.00% 2032                                                                                  1,959          2,045
                                                                                                                            24,957

MASSACHUSETTS -- 1.55%
Dev. Fin. Agcy., Resource Recovery Rev. Bonds (Waste Management, Inc. Project),
     Series 1999-B, AMT, 6.90% 2029 (put 2009)                                                                1,000          1,104
G.O. Bonds, Consolidated Loan of 2001, Series D, 5.50% 2017                                                   5,000          5,744
Health and Educational Facs. Auth., Rev. Bonds (Partners HealthCare System Issue), Series C, 6.00% 2015       1,000          1,117
Housing Fin. Agcy., Single-family Housing Notes, Series S, AMT, 4.00% 2007                                    5,250          5,316
Industrial Fin. Agcy., Resource Recovery Rev. Ref. Bonds (Ogden Haverhill Project), Series 1998-A,
     AMT, 5.30% 2009                                                                                          6,300          6,461
Industrial Fin. Agcy., Rev. Bonds (Edgewood Retirement Community Project), Series 1995-A,
     9.00% 2025 (preref. 2005)                                                                                5,400          5,606
                                                                                                                            25,348

MICHIGAN -- 3.69%
Certs. of Part. (New Center Dev. Inc.), MBIA insured, 5.375% 2016 (preref. 2011)                              2,380          2,621
Charter County of Wayne, Airport Rev. Ref. Bonds (Detroit Metropolitan Wayne County Airport),
     Series 2002-D, AMT, FGIC insured, 5.50% 2013                                                             3,000          3,276
Econ. Dev. Corp. of the County of Delta, Environmental Improvement Rev. Ref. Bonds
     (MeadWestvaco-Escanaba Paper Co. Project), Series 2002-A, 6.25% 2027                                     2,000          2,320
Econ. Dev. Corp. of the Township of Cornell, Environmental Improvement Rev. Ref. Bonds
     (MeadWestvaco-Escanaba Paper Co. Project), Series 2002, 5.875% 2018 (preref. 2012)                       2,000          2,277
Econ. Dev. Corp. of the County of Midland, Subordinated Pollution Control Limited Obligation Rev. Ref.
     Bonds (Midland Cogeneration Project), Series 2000-A, AMT, 6.875% 2009                                    6,865          7,220
City of Flint, Hospital Building Auth., Rev. Ref. Bonds (Hurley Medical Center), Series 1998-A, 5.00% 2008    2,030          2,059
City of Flint, Hospital Building Auth., Rev. Rental Bonds (Hurley Medical Center), Series 1998-B,
     5.375% 2018                                                                                              1,000            990
City of Flint, Hospital Building Auth., Rev. Rental Bonds (Hurley Medical Center), Series 1998-B,
     5.375% 2028                                                                                              3,250          3,197
Higher Education Facs. Auth., Limited Obligation Rev. Bonds (Alma College Project), Series 2005, 4.25% 2014     405            408
Higher Education Facs. Auth., Limited Obligation Rev. Bonds (Alma College Project), Series 2005, 5.00% 2016     445            474
Higher Education Facs. Auth., Limited Obligation Rev. Bonds (Alma College Project), Series 2005, 4.00% 2017     460            445
Higher Education Facs. Auth., Limited Obligation Rev. Bonds (Alma College Project), Series 2005, 4.10% 2018     480            464
Higher Education Facs. Auth., Limited Obligation Rev. Bonds (Alma College Project), Series 2005, 4.125% 2019    225            217
Hospital Fin. Auth., Hospital Rev. Bonds (Detroit Medical Center Obligated Group), Series 1998-A,
     5.125% 2018                                                                                              1,550          1,422
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Sinai Hospital of Greater Detroit), Series 1995, 6.00% 2008      635            633
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Genesys Health System Obligated Group),
     Series 1995-A, 8.00% 2005 (escrowed to maturity)                                                         1,035          1,044
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Genesys Health System Obligated Group),
     Series 1995-A, 8.10% 2013 (preref. 2005)                                                                 1,100          1,132
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Genesys Health System Obligated Group),
     Series 1995-A, 7.50% 2027 (preref. 2005)                                                                 2,265          2,284
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Hackley Hospital Obligated Group), Series 1998-A, 5.30% 2013   1,000          1,021
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System), Series 2003-A, 5.50% 2013           1,000          1,093
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Henry Ford Health System), Series 2003-A, 5.50% 2016           2,500          2,690
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Pontiac Osteopathic), Series 1994-A, 5.375% 2006                 495            497
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Pontiac Osteopathic), Series 1994-A, 6.00% 2014                1,000          1,002
Hospital Fin. Auth., Hospital Rev. Ref. Bonds (Trinity Health Credit Group), Series 2002-C, 5.375% 2023       1,500          1,592
Housing Dev. Auth., Single-family Mortgage Rev. Bonds, Series 2001-A, AMT, MBIA insured, 5.30% 2016           2,110          2,190
New Center Dev., Inc., Certs. of Part., Series 2004-A, MBIA insured, 5.00% 2031 (put 2011)                    3,500          3,735
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.),
     Series 2004-G, 5.00% 2010                                                                                1,330          1,406
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.),
     Series 2004-G, 5.00% 2014                                                                                1,600          1,697
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.),
     Series 2004-G, 5.00% 2015                                                                                1,710          1,799
City of Saginaw Hospital Fin. Auth., Rev. Ref. Bonds (Covenant Medical Center, Inc.),
     Series 2004-G, 5.00% 2017                                                                                2,425          2,530
Strategic Fund, Limited Obligation Rev. Bonds (United Waste Systems, Inc. Project),
     Series 1995, 5.20% 2010                                                                                  4,250          4,427
Strategic Fund, Limited Obligation Rev. Ref. Bonds (Dow Chemical Co. Project),
     Series 2003-A, AMT, 5.50% 2028 (put 2013)                                                                1,080          1,165
Strategic Fund, Solid Waste Disposal Limited Obligation Rev. Ref. Bonds (Waste Management, Inc.
     Project), Series 2004, AMT, 3.00% 2013 (put 2007)                                                        1,000            984
                                                                                                                            60,311

MINNESOTA -- 0.08%
Housing and Redev. Auth. of St. Paul and Minneapolis, Health Care Fac. Rev. Bonds,
     Series 2003, 5.25% 2009                                                                                  1,250          1,328

MISSISSIPPI -- 0.21%
G.O. Ref. Bonds, Series 2002-A, 5.50% 2018                                                                    1,000          1,158
G.O. Ref. Bonds, Series 2003-A, 5.25% 2017                                                                    2,000          2,264
                                                                                                                             3,422

MISSOURI -- 0.38%
Health and Educational Facs. Auth., Rev. Bonds (SSM Health Care), Series 2002-A, 5.25% 2012                   2,515          2,739
Transportation Dev. Dist. (Hazelwood, St. Louis County), Transportation Rev. Bonds (Missouri
     Bottom Road/Taussig Road), Series 2002, 7.20% 2033                                                       3,300          3,523
                                                                                                                             6,262

MONTANA -- 0.10%
City of Forsyth, Pollution Control Rev. Ref. Bonds (Avista Corp. Colstrip Project),
     Series 1999-B, AMT, AMBAC insured, 5.125% 2034 (put 2008)                                                1,500          1,574


NEBRASKA -- 0.04%
City of Kearney, Industrial Dev. Rev. Bonds, Series 2003-A, 8.00% 2012                                          684            516
City of Kearney, Industrial Dev. Rev. Bonds, Series 2003-B, 0% 2012                                           7,943            119
                                                                                                                               635

NEVADA -- 3.60%
Clark County, Pollution Control Rev. Ref. Bonds (Southern California Edison Co.), AMT,
     3.25% 2031 (put 2009)                                                                                    2,000          1,960
Clark County, Special Improvement Dist. No. 121 (Southern Highlands Area), Local Improvement Bonds,
     Series 1999, 7.00% 2009                                                                                  2,350          2,438
Clark County, Special Improvement Dist. No. 121 (Southern Highlands Area), Local Improvement Bonds,
     Series 1999, 7.50% 2019                                                                                 10,935         11,890
Clark County, Special Improvement Dist. No. 132 (Summerlin South Area (Villages 15A and 18)),
     Local Improvement Bonds, Series 2001, 6.125% 2011                                                        1,020          1,055
Clark County, Special Improvement Dist. No. 132 (Summerlin South Area (Villages 15A and 18)),
     Local Improvement Bonds, Series 2001, 6.40% 2014                                                         1,230          1,272
Clark County, Special Improvement Dist. No. 132 (Summerlin South Area (Villages 15A and 18)),
     Local Improvement Bonds, Series 2001, 6.50% 2015                                                           980          1,014
Clark County, Special Improvement Dist. No. 132 (Summerlin South Area (Villages 15A and 18)),
     Local Improvement Bonds, Series 2001, 6.875% 2021                                                        2,505          2,591
Clark County, Special Improvement Dist. No. 142 (Mountain's Edge), Local Improvement Bonds,
     Series 2003, 5.60% 2013                                                                                  1,000          1,035
Clark County, Special Improvement Dist. No. 142 (Mountain's Edge), Local Improvement Bonds,
     Series 2003, 5.75% 2014                                                                                  1,000          1,036
Clark County, Special Improvement Dist. No. 142 (Mountain's Edge), Local Improvement Bonds,
     Series 2003, 6.375% 2023                                                                                 3,375          3,495
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West Project), Series 1998-A, 5.375% 2026      2,000          2,054
City of Henderson, Health Fac. Rev. Bonds (Catholic Healthcare West Project), Series 1999-A, 6.75% 2020       2,000          2,225
City of Henderson, Local Improvement Dist. No. T-14 (Anthem Master Planned Community),
     Limited Obligation Improvement Bonds, 5.10% 2012                                                           995          1,025
City of Henderson, Local Improvement Dist. No. T-14 (Anthem Master Planned Community),
     Limited Obligation Improvement Bonds, 5.55% 2017                                                         2,970          3,061
City of Henderson, Local Improvement Dist. No. T-16 (The Falls at Lake Las Vegas),
     Limited Obligation Improvement Bonds, 5.00% 2018                                                         1,145          1,148
City of Henderson, Local Improvement Dist. No. T-16 (The Falls at Lake Las Vegas),
     Limited Obligation Improvement Bonds, 5.00% 2019                                                         1,435          1,436
City of Henderson, Local Improvement Dist. No. T-4C (Green Valley Properties),
     Limited Obligation Ref. Bonds, Series 1999-A, 5.75% 2013                                                 1,645          1,699
City of Henderson, Local Improvement Dist. No. T-4C (Green Valley Properties),
     Limited Obligation Ref. Bonds, Series 1999-A, 5.90% 2018                                                   965            996
Housing Division, Single-family Mortgage Bonds, Series 1999-B-1, 4.95% 2012                                     210            214
Housing Division, Single-family Mortgage Bonds, Series 1999-D-2, AMT, 5.90% 2013                                415            426
City of Las Vegas, Special Improvement Dist. No. 607 (Providence), Local Improvement Bonds,
     Series 2004, 5.75% 2016                                                                                  2,180          2,253
City of Las Vegas, Special Improvement Dist. No. 808 (Summerlin Area), Local Improvement Bonds,
     Series 2001, 6.40% 2015                                                                                  1,385          1,435
City of Las Vegas, Special Improvement Dist. No. 808 (Summerlin Area), Local Improvement Bonds,
     Series 2001, 6.75% 2021                                                                                  1,975          2,044
City of North Las Vegas, Special Improvement Dist. No. 60 (Aliante), Local Improvement Bonds,
     Series 2002, 6.125% 2017                                                                                 2,685          2,783
City of North Las Vegas, Special Improvement Dist. No. 60 (Aliante), Local Improvement Bonds,
     Series 2002, 6.40% 2022                                                                                  2,970          3,077
Washoe County, Water Facs. Rev. Ref. Bonds (Sierra Pacific Power Co. Project), Series 2001,
     AMT, 5.00% 2036 (put 2009)                                                                               5,000          5,097
                                                                                                                            58,759

NEW HAMPSHIRE -- 0.20%
Business Fin. Auth., Pollution Control Rev. Ref. Tax-Exempt Bonds (Public Service Co. of
     New Hampshire Project), Series 1992-D, AMT, 6.00% 2021                                                   2,000          2,103
Health and Education Facs. Auth., Rev. Bonds (Exeter Hospital Obligated Group Issue), Series 2001-A,
     5.75% 2031                                                                                               1,000          1,068
Housing Fin. Auth., Single-family Mortgage Acquisition Rev. Bonds, Series 1997-D, AMT, 5.60% 2012               145            151
                                                                                                                             3,322

NEW JERSEY -- 4.10%
Certs. of Part., Series 2004-A, 5.00% 2012                                                                    1,500          1,604
Certs. of Part., Series 2004-A, 5.00% 2013                                                                    7,000          7,507
Certs. of Part., Series 2004-A, 5.00% 2014                                                                    5,500          5,906
Econ. Dev. Auth., Cigarette Tax Rev. Bonds, Series 2004, RADIAN insured, 5.375% 2014                          4,500          4,946
Econ. Dev. Auth., Cigarette Tax Rev. Bonds, Series 2004, RADIAN insured, 5.375% 2015                          5,500          6,058
Econ. Dev. Auth., Cigarette Tax Rev. Bonds, Series 2004, RADIAN insured, 5.50% 2016                           2,750          3,062
Econ. Dev. Auth., Econ. Dev. Bonds (City of Elizabeth -- Kapkowski Road Landfill Reclamation
     Improvement Dist. Project), Series 1998-A, 6.375% 2031 (preref. 2014)                                    3,750          4,475
Econ. Dev. Auth., First Mortgage Rev. Bonds (Fellowship Village Project), Series 1998-C, 5.50% 2018           1,000          1,021
Econ. Dev. Auth., First Mortgage Rev. Bonds (Fellowship Village Project), Series 1998-C, 5.50% 2028           1,500          1,514
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project), Series 1998-A, 5.10% 2008      1,250          1,271
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project), Series 1998-A, 5.20% 2009      1,000          1,021
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project), Series 1998-A, 5.30% 2010      1,000          1,030
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project), Series 1998-A, 5.50% 2018      1,000          1,017
Econ. Dev. Auth., First Mortgage Rev. Ref. Bonds (Fellowship Village Project), Series 1998-A, 5.50% 2025      1,000          1,010
Econ. Dev. Auth., First Mortgage Rev. Bonds (Winchester Gardens at Ward Homestead Project),
     Series 1996-A, 8.50% 2016 (preref. 2006)                                                                 1,000          1,089
Econ. Dev. Auth., First Mortgage Rev. Bonds (Winchester Gardens at Ward Homestead Project),
     Series 1996-A, 8.625% 2025 (preref. 2006)                                                                3,000          3,271
Econ. Dev. Auth., Retirement Community Rev. Bonds (Cedar Crest Village, Inc. Fac.),
     Series 2001-A, 7.25% 2031                                                                                2,250          2,449
Econ. Dev. Auth., Retirement Community Rev. Bonds (Cedar Crest Village, Inc. Fac.),
     Series 2001-B, 5.50% 2006                                                                                1,345          1,346
Econ. Dev. Auth., Retirement Community Rev. Bonds (Seabrook Village, Inc. Fac.),
     Series 2000-A, 8.25% 2030                                                                                9,000         10,219
Econ. Dev. Auth., Special Fac. Rev. Bonds (Continental Airlines, Inc. Project), Series 1999,
     AMT, 6.40% 2023                                                                                          2,000          1,883
Econ. Dev. Auth., Special Fac. Rev. Bonds (Continental Airlines, Inc. Project), Series 1999, AMT,
     6.25% 2029                                                                                               4,000          3,663
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-backed Bonds, Series 2003, 4.375% 2019               1,555          1,577
                                                                                                                            66,939

NEW MEXICO -- 0.47%
Dona Ana County, Improvement Dist. Bonds (Santa Teresa Improvement Dist.-Airport Road
     Business Center, Phase III), Series 2001-A, 8.375% 2021                                                  2,150          2,189
Dona Ana County, Improvement Dist. Bonds (Santa Teresa Improvement Dist.-Border Industrial
     Park, Phase I & II), Series 2001-B, 8.875% 2021                                                          5,410          5,461
                                                                                                                             7,650

NEW YORK -- 8.70%
Dormitory Auth., Catholic Health Services, Obligated Group Rev. Bonds (St. Francis Hospital Project),
     Series 2004, 4.00% 2008                                                                                  1,410          1,432
Dormitory Auth., Catholic Health Services, Obligated Group Rev. Bonds (St. Francis Hospital Project),
     Series 2004, 4.00% 2009                                                                                  1,000          1,015
Dormitory Auth., Mental Health Services Facs. Improvement Rev. Bonds, Series 1998-C, 5.00% 2010               1,930          2,038
Dormitory Auth., Rochester General Hospital Insured Rev. Bonds, Series 2005, RADIAN insured, 5.00% 2012       2,000          2,137
Dormitory Auth., Third General Resolution Rev. Bonds (State University Educational Facs. Issue),
     Series 2002-B, 5.25% 2023 (put 2012)                                                                    13,500         14,698
Dormitory Auth., Third General Resolution Rev. Bonds (State University Educational Facs. Issue),
     Series 2002-B, 6.00% 2029 (put 2012)                                                                     4,000          4,538
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A, 6.00% 2006                   1,000          1,035
Housing Fin. Agcy., Health Facs. Rev. Ref. Bonds (New York City), Series 1996-A, 6.00% 2007                   2,000          2,072
Housing Fin. Agcy., Service Contract Obligation Rev. Ref. Bonds, Series 1997-C, 5.10% 2009                      800            842
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.25% 2012                        5,000          5,473
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.25% 2013                        1,500          1,643
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-B, 5.25% 2014                        1,000          1,101
Long Island Power Auth., Electric System General Rev. Bonds, Series 2003-C, 5.50% 2014                        1,000          1,110
Metropolitan Transportation Auth., State Service Contract Ref. Bonds, Series 2002-A, 5.125% 2024              2,000          2,132
City of New York, G.O. Bonds, Fiscal 1998 Series B, 5.25% 2010                                                1,000          1,048
City of New York, G.O. Bonds, Fiscal 2001 Series F, 5.00% 2008                                                2,000          2,106
City of New York, G.O. Bonds, Fiscal 2001 Series F, 5.00% 2009                                                2,510          2,664
City of New York, G.O. Bonds, Fiscal 2002 Series B, 5.50% 2012                                                3,000          3,288
City of New York, G.O. Bonds, Fiscal 2002 Series C, 5.25% 2021                                                1,720          1,827
City of New York, G.O. Bonds, Fiscal 2004 Series G, 5.00% 2014                                                7,500          8,123
City of New York, G.O. Bonds, Fiscal 2004 Series I, 4.50% 2012                                                5,000          5,230
City of New York, G.O. Bonds, Fiscal 2004 Series I, 5.00% 2015                                                5,000          5,372
City of New York, G.O. Bonds, Fiscal 2005 Series H, 5.00% 2015                                                2,000          2,149
City of New York, G.O. Bonds, Fiscal 2005 Series J, 5.00% 2017                                                2,500          2,670
City of New York, G.O. Bonds, Fiscal 2005 Series M, 5.00% 2013                                                2,000          2,155
City of New York, G.O. Bonds, Fiscal 2002 Series G, XLCA insured, 5.50% 2012                                  2,475          2,751
New York City Industrial Dev. Agcy., Liberty Rev. Bonds (7 World Trade Center, LLC Project),
     Series A, 6.25% 2015                                                                                    13,000         13,847
New York City Industrial Dev. Agcy., Liberty Rev. Bonds (7 World Trade Center, LLC Project),
     Series A, 6.50% 2035                                                                                     8,500          9,040
New York City Industrial Dev. Agcy., Rev. Bonds (Brooklyn Navy Yard Cogeneration Partners,
     LP Project), Series 1997, AMT, 6.20% 2022                                                                5,335          5,535
New York City Transitional Fin. Auth., Future Tax Secured Ref. Bonds, Series 2003-B, 5.25%/10.00% 2029(4)     4,600          4,966
City University of New York, Certs. of Part. (John Jay College of Criminal Justice Project), 6.00% 2006       1,475          1,523
Onondaga County Industrial Dev. Agcy., Solid Waste Disposal Fac. Rev. Ref. Bonds (Solvay
     Paperboard LLC Project), Series 1998, AMT, 6.80% 2014                                                    1,500          1,574
Port Auth. of New York and New Jersey, Consolidated Bonds, Series 119, AMT, FGIC insured, 5.00% 2006          3,000          3,073
Port Auth. of New York and New Jersey, Consolidated Bonds, Series 131, AMT, 5.00% 2009                        4,525          4,796
Port Auth. of New York and New Jersey, Special Project Bonds (KIAC Partners Project), Series 4,
     AMT, 7.00% 2007                                                                                            800            842
Port Auth. of New York and New Jersey, Special Project Bonds (KIAC Partners Project), Series 4,
     AMT, 6.75% 2011                                                                                          4,000          4,225
Suffolk County Industrial Dev. Agcy., Continuing Care Retirement Community Rev. Bonds
     (Peconic Landing at Southhold, Inc. Project), Series 2000-A, 8.00% 2030                                  2,000          2,254
Town of Hempstead Industrial Dev. Agcy., Civic Fac. Rev. Bonds (Hofstra University Civic Fac.),
     Series 2003, 5.25% 2019                                                                                    550            586
Triborough Bridge and Tunnel Auth., General Rev. Ref. Bonds, Series 2002-B, 5.25% 2014                        2,000          2,232
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire State Dev. Corp.),
     Series 2002-A, 5.00% 2017 (put 2011)                                                                     4,000          4,256
Urban Dev. Corp., Correctional and Youth Facs. Service Contract Rev. Bonds (Empire State Dev. Corp.),
     Series 2002-A, 5.50% 2017 (put 2011)                                                                     2,500          2,721
                                                                                                                           142,119

NORTH CAROLINA -- 1.45%
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B, 7.25% 2007                        1,500          1,581
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B, 7.00% 2008                        1,000          1,080
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B, 6.125% 2009                       3,950          4,261
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-B, 6.00% 2026                        1,000          1,180
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1993-C, 7.00% 2007                        1,000          1,050
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-A, 5.20% 2010                        2,000          2,122
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-B, 5.55% 2014                        1,000          1,062
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-B, 5.70% 2017                        2,000          2,122
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 1999-D, 6.75% 2026                        1,000          1,114
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-C, 5.125% 2014                       2,000          2,119
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-C, 5.375% 2017                       1,500          1,593
Eastern Municipal Power Agcy., Power System Rev. Ref. Bonds, Series 2003-D, 5.50% 2014                        1,750          1,912
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 1999-B, 6.50% 2020                           1,000          1,112
Municipal Power Agcy. No. 1, Catawba Electric Rev. Bonds, Series 2003-A, 5.50% 2013                           1,250          1,381
                                                                                                                            23,689

NORTH DAKOTA -- 0.03%
Housing Fin. Agcy., Rev. Bonds, Series 1998-A, AMT, 5.25% 2018                                                  435            444


OHIO -- 1.42%
City of Cleveland, Airport Special Rev. Bonds (Continental Airlines, Inc. Project),
     Series 1998, AMT, 5.375% 2027                                                                            2,750          2,178
City of Cleveland, Airport Special Rev. Bonds (Continental Airlines, Inc. Project),
     Series 1999, AMT, 5.70% 2019                                                                             1,500          1,297
Higher Educational Fac. Commission, Rev. Bonds (Kenyon College 2002 Project), 4.95% 2037 (put 2015)           1,060          1,124
Higher Educational Fac. Commission, Rev. Bonds (Kenyon College 2002 Project), 5.05% 2037 (put 2016)           3,250          3,468
Housing Fin. Agcy., Residential Mortgage Rev. Bonds, Series 2005-A, AMT, 4.20% 2014                           1,340          1,339
Housing Fin. Agcy., Residential Mortgage Rev. Bonds, Series 2005-A, AMT, 4.30% 2015                           1,445          1,447
County of Lorain, Hospital Facs. Rev. Bonds (Catholic Healthcare Partners), Series 2002-A, 5.50% 2013         1,075          1,172
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic Healthcare Partners),
      Series 2001-A, 5.25% 2008                                                                               1,000          1,057
County of Lorain, Hospital Facs. Rev. Ref. and Improvement Bonds (Catholic Healthcare Partners),
     Series 2001-A, 5.25% 2010                                                                                1,000          1,076
County of Montgomery, Hospital Facs. Rev. Bonds (Kettering Medical Center Network Obligated Group),
     Series 1999, 6.75% 2018                                                                                  1,000          1,110
County of Montgomery, Hospital Facs. Rev. Bonds (Kettering Medical Center Network Obligated Group),
     Series 1999, 6.75% 2022                                                                                  1,000          1,106
County of Richland, Hospital Facs. Rev. Improvement Bonds (MedCentral Health System Obligated Group),
     Series 2000-B, 6.375% 2022                                                                               1,000          1,092
County of Richland, Hospital Facs. Rev. Improvement Bonds (MedCentral Health System Obligated Group),
     Series 2000-B, 6.375% 2030                                                                               1,750          1,904
Water Dev. Auth., Solid Waste Disposal Rev. Bonds (Bay Shore Power Project), Series 1998-A,
     AMT, 5.875% 2020                                                                                         3,800          3,842
                                                                                                                            23,212

OKLAHOMA -- 0.54%
Langston Econ. Dev. Auth., Student Housing Rev. Bonds (Langston Community Dev. Corp. Project),
     Series 2000-A, 7.40% 2017                                                                                2,710          2,748
Langston Econ. Dev. Auth., Student Housing Rev. Bonds (Langston Community Dev. Corp. Project),
     Series 2000-A, 7.75% 2030                                                                                6,050          6,125
                                                                                                                             8,873

OREGON -- 0.58%
Facs. Auth., Rev. Bonds (Linfield College Project), Series 2005-A, 5.00% 2015                                   970          1,032
City of Klamath Falls, Electric Rev. Ref. Bonds (Klamath Cogeneration Project), Series 1999, 5.75% 2013       2,000          2,052
City of Klamath Falls, Electric Rev. Ref. Bonds (Klamath Cogeneration Project), Series 1999, 5.875% 2016      3,500          3,550
City of Klamath Falls, Electric Rev. Ref. Bonds (Klamath Cogeneration Project), Series 1999, 6.00% 2025       2,750          2,794
                                                                                                                             9,428

PENNSYLVANIA -- 1.49%
Redev. Auth. of Allegheny County, Redev. Bonds (Pittsburgh Mills Project), Series 2004, 5.10% 2014            1,000          1,037
G.O. Bonds, Second Ref. Series of 2002, 5.00% 2005                                                            4,000          4,016
Hospitals and Higher Education Facs. Auth. of Philadelphia, Hospital Rev. Bonds (Temple
     University Hospital), Series 1997, 5.70% 2009                                                            1,000          1,035
Lehigh County, General Purpose Auth. Rev. Bonds (KidsPeace Obligated Group), Series 1998,
     ACA-CBI insured, 5.70% 2009                                                                              1,000          1,037
Montgomery County Industrial Dev. Auth., Mortgage Rev. Bonds (Whitemarsh Continuing Care
     Retirement Community Project), Series 2005, 6.125% 2028                                                  2,000          2,120
Montgomery County Industrial Dev. Auth., Mortgage Rev. Bonds (Whitemarsh Continuing Care
     Retirement Community Project), Series 2005, 6.25% 2035                                                   3,000          3,218
Montgomery County Industrial Dev. Auth., Retirement Community Rev. Bonds
     (ACTS Retirement Life Communities, Inc. Obligated Group), Series 1996-B, 5.75% 2017                      4,000          4,176
Montgomery County Industrial Dev. Auth., Retirement Community Rev. Ref. Bonds
     (ACTS Retirement LifeCommunities, Inc. Obligated Group), Series 1996-A, 5.875% 2022                      1,000          1,036
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Cathedral Village Project), Series 1998, 5.30% 2007       1,145          1,161
Philadelphia Auth. for Industrial Dev., Rev. Bonds (Cathedral Village Project), Series 1998, 5.50% 2010       1,000          1,026
Westmoreland County, Health Care Fac. Rev. Bonds (Redstone Presbyterian SeniorCare Obligated
     Group), Rev. Bonds, Series 2000-B, 8.125% 2030                                                           4,000          4,419
                                                                                                                            24,281

PUERTO RICO -- 0.77%
Public Buildings Auth., Government Facs. Rev. Bonds, Series D, 5.25% 2036 (preref. 2012)                      1,500          1,652
Public Fin. Corp., Commonwealth Appropriation Bonds, Series 2004-A, 5.75% 2027 (put 2012)                     8,000          8,790
Public Improvement Ref. G.O. Bonds, Series 2003-C, 5.00% 2018 (put 2008)                                      2,000          2,089
                                                                                                                            12,531

RHODE ISLAND -- 0.27%
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds (Lifespan Obligated Group Issue),
     Series 2002, 6.375% 2021                                                                                 1,000          1,113
Health and Educational Building Corp., Hospital Fncg. Rev. Bonds (Lifespan Obligated Group Issue),
     Series 2002, 6.50% 2032                                                                                  3,000          3,335
                                                                                                                             4,448

SOUTH CAROLINA -- 1.74%
Econ. Dev. Auth., Econ. Dev. Rev. Bonds (Waste Management of South Carolina, Inc. Project),
     Series 2001, AMT, 3.30% 2016 (put 2007)                                                                  2,000          1,979
Georgetown County, Environmental Improvement Rev. Ref. Bonds (International Paper Co. Projects),
     Series 2002-A, 5.70% 2014                                                                                2,500          2,763
Georgetown County, Pollution Control Rev. Ref. Bonds (International Paper Co. Projects),
     Series 1999-A, 5.125% 2012                                                                               1,000          1,060
Jobs-Econ. Dev. Auth., Hospital Ref. and Improvement Rev. Bonds (Palmetto Health Alliance),
     Series 2003-C, 6.00% 2013                                                                                2,040          2,249
Jobs-Econ. Dev. Auth., Hospital Ref. and Improvement Rev. Bonds (Palmetto Health Alliance),
     Series 2003-C, 6.375% 2034                                                                               3,500          3,883
Jobs-Econ. Dev. Auth., Hospital Rev. Bonds (Georgetown Memorial Hospital), Series 1998, 5.75% 2010            1,345          1,444
Piedmont Municipal Power Agcy., Electric Rev. Ref. Bonds, Series 1999-A, 5.25% 2015                           6,000          6,152
Tobacco Settlement Rev. Management Auth., Tobacco Settlement Asset-backed Bonds,
     Series 2001-B, 6.00% 2022                                                                                5,500          5,865
York County Pollution Control Facs., Rev. Bonds (Bowater Inc. Project), Series 1990, AMT, 7.625% 2006         3,000          3,052
                                                                                                                            28,447

SOUTH DAKOTA -- 0.48%
Education Loans Incorporated, Student Loan Asset-backed Callable Notes, Series 1998-1, AMT, 4.95% 2010        7,500          7,864


TENNESSEE -- 2.56%
Knox County Health, Educational and Housing Facs. Board, Fort Sanders Alliance Obligated
     Group Hospital Rev. Bonds, Series 1990-A, MBIA insured, 6.25% 2013                                       1,000          1,160
City of Memphis, Electric System Subordinate Rev. Bonds, Series 2003-A, 5.00% 2005                            2,500          2,519
Memphis-Shelby County Airport Auth., Airport Rev. Ref. Bonds, Series 2002, AMT, MBIA insured, 5.50% 2010      1,500          1,635
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.),
     Series 2001, 5.00% 2009                                                                                  2,000          2,100
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.),
     Series 2002, 5.05% 2012                                                                                  5,735          6,091
Memphis-Shelby County Airport Auth., Special Facs. Rev. Ref. Bonds (Federal Express Corp.),
     Series 2003, AMT, 4.50% 2014                                                                             1,000          1,004
Health, Educational and Housing Fac. Board of the City of Chattanooga, Rev. Ref. Bonds
     (CDFI Phase I, LLC Project), Senior Series 2005-A, 5.00% 2015                                            3,380          3,471
Health, Educational and Housing Fac. Board of the City of Chattanooga, Rev. Ref. Bonds
     (CDFI Phase I, LLC Project), Series 2005-B, 5.50% 2020                                                     580            578
Health, Educational and Housing Fac. Board of the County of Shelby, Hospital Rev. Bonds
     (Methodist Healthcare), Series 2002, 6.00% 2020 (escrowed to maturity)                                   1,120          1,288
Health, Educational and Housing Fac. Board of the County of Shelby, Hospital Rev. Bonds
     (Methodist Healthcare), Series 2002, 6.00% 2020 (preref. 2012)                                           1,880          2,164
Health, Educational and Housing Fac. Board of the County of Shelby, Rev. Bonds (Baptist
     Memorial Health Care), Series 2004-A, 5.00% 2020 (put 2008)                                             11,000         11,523
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Bonds
     (Wellmont Health System Project), Series 2002, 6.75% 2015                                                1,520          1,731
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Bonds
     (Wellmont Health System Project), Series 2002, 6.25% 2022                                                1,950          2,144
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Bonds
     (Wellmont Health System Project), Series 2002, 6.25% 2032                                                2,000          2,194
Health, Educational and Housing Facs. Board of the County of Sullivan, Hospital Rev. Ref. Bonds
     (Wellmont Health System Project), Series 2003, RADIAN insured, 5.00% 2013                                2,000          2,131
                                                                                                                            41,733

TEXAS -- 7.40%
Alliance Airport Auth., Inc., Special Facs. Rev. Bonds (American Airlines, Inc. Project),
     Series 1990, AMT, 7.00% 2011                                                                             2,500          2,341
Dallas-Fort Worth International Airport Fac. Improvement Corporation., American Airlines, Inc.
     Rev. Ref. Bonds, Series 2000-A, AMT, 9.125% 2029                                                         5,000          5,221
Angelina and Neches River Auth., Pollution Control Rev. Ref. Bonds (Temple-Inland Forest
     Products Corp. Project), Series 1991, 5.65% 2012                                                         2,000          2,082
Angelina and Neches River Auth., Solid Waste Disposal Rev. Ref. Bonds (International Paper Co. Projects),
     Series 2003-A, AMT, 5.375% 2015                                                                          5,000          5,314
Bell County Health Facs. Dev. Corp., Retirement Fac. Rev. Bonds
     (Buckner Retirement Services, Inc. Obligated Group Project),
     Series 1998, 5.25% 2028                                                                                  1,000          1,016
Brazos River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),
     Series 2001-C, AMT, 5.75% 2036 (put 2011)                                                                9,745         10,420
Brazos River Auth., Pollution Control Rev. Ref. Bonds (TXU Energy Co. LLC Project),
     Series 2003-A, AMT, 6.75% 2038 (put 2013)                                                                1,000          1,144
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),
     Series 2001-A, 5.50% 2022 (put 2011)                                                                     2,645          2,811
Sabine River Auth., Pollution Control Rev. Ref. Bonds (TXU Electric Co. Project),
     Series 2001-B, AMT, 5.75% 2030 (put 2011)                                                                5,675          6,086
Brazos River Auth., Rev. Ref. Bonds (Reliant Energy, Incorporated Project), Series 1999-A, 5.375% 2019        2,000          2,081
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs. Rev. Bonds
     (Dow Chemical Co. Project), Series 2002-A-3, AMT, 4.95% 2033 (put 2007)                                  2,000          2,058
Brazos River Harbor Navigation Dist. of Brazoria County, Environmental Facs. Rev. Bonds
     (Dow Chemical Co. Project), Series 2002-A-4, AMT, 5.20% 2033 (put 2008)                                  7,500          7,823
Cities of Dallas and Fort Worth, Dallas/Fort Worth International Airport, Joint Rev. Improvement
     and Ref. Bonds, Series 2001-A, AMT, FGIC insured, 5.625% 2011                                            2,000          2,189
Cities of Dallas and Fort Worth, Dallas/Fort Worth International Airport, Joint Rev. Improvement
     and Ref. Bonds, Series 2001-A, AMT, FGIC insured, 5.75% 2015                                             1,185          1,304
Donna Independent School Dist. (Hidalgo County), Unlimited Tax School Building Bonds, Series 1998,
     5.20% 2018                                                                                               1,000          1,070
Gulf Coast Waste Disposal Auth., Solid Waste Disposal Rev. Bonds
     (Waste Management of Texas, Inc. Denton County Project),
     Series 2003-B, AMT, 3.50% 2028 (put 2007)                                                                1,000            993
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
     Series 2001-A, 6.375% 2029                                                                               5,100          5,621
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
     Series 2004-A, 5.25% 2010                                                                                1,500          1,606
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
     Series 2004-A, 5.25% 2014                                                                                2,915          3,151
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
     Series 2004-A, 5.25% 2015                                                                                1,000          1,075
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
     Series 2004-A, 5.25% 2016                                                                                2,385          2,549
Harris County Health Facs. Dev. Corp., Hospital Rev. Bonds (Memorial Hermann Healthcare System),
     Series 2004-A, 5.25% 2017                                                                                1,500          1,600
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital),
     Series 2001-A, 5.50% 2010                                                                                1,710          1,839
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital),
     Series 2001-A, 5.50% 2020                                                                                2,850          3,033
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital),
     Series 2001-A, 5.625% 2014                                                                               1,500          1,625
Harris County Health Facs. Dev. Corp., Rev. Bonds (St. Luke's Episcopal Hospital),
     Series 2002, 5.50% 2017                                                                                  1,045          1,123
Harris County, Tax and Subordinate Lien Rev. Ref. Bonds, Series 2004-B, FSA insured, 5.00% 2032 (put 2012)    2,000          2,148
Hidalgo County Health Services Corp., Hospital Rev. Bonds (Mission Hospital, Inc. Project),
     Series 1996, 7.00% 2008                                                                                  1,485          1,619
Hidalgo County Health Services Corp., Hospital Rev. Bonds (Mission Hospital, Inc. Project),
     Series 1996, 6.75% 2016                                                                                  1,000          1,083
Hidalgo County Health Services Corp., Hospital Rev. Bonds (Mission Hospital, Inc. Project),
     Series 2005, 5.00% 2012                                                                                  1,315          1,354
City of Houston, Airport System Special Facs. Rev. Bonds (Continental Airlines, Inc.
     Terminal E Project), Series 2001, AMT, 6.75% 2021                                                        2,000          1,950
City of Houston, Airport System Special Facs. Rev. Bonds (Continental Airlines, Inc. Terminal E Project),
     Series 2001, AMT, 6.75% 2029                                                                               775            750
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 1998-B, AMT, FGIC insured, 5.25% 2012     1,000          1,056
City of Houston, Airport System Subordinate Lien Rev. Bonds, Series 2002-A, AMT, FSA insured, 5.625% 2018     1,825          2,003
City of Houston, Airport System Subordinate Lien Rev. Ref. Bonds, Series 2001-A, AMT,
     FGIC insured, 5.50% 2015                                                                                 2,855          3,096
City of Houston, Health Facs. Dev. Corp. (Buckingham Senior Living Comm., Inc.),
     Series 2004-A, 7.125% 2034                                                                               5,000          5,502
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero Refining and
     Marketing Co. Project), Series 1997-C, 5.40% 2018                                                        1,000          1,042
Industrial Dev. Corp. of Port of Corpus Christi, Rev. Ref. Bonds (Valero Refining and
     Marketing Co. Project), Series 1997-D, AMT, 5.125% 2009                                                  5,250          5,560
Public Fin. Auth., G.O. Ref. Bonds, Series 2003-A, 5.00% 2005                                                 5,000          5,020
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002,
     RADIAN insured, 5.125% 2017                                                                              2,000          2,098
Sam Rayburn Municipal Power Agcy., Power Supply System Rev. Ref. Bonds, Series 2002, 6.00% 2021                 750            809
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2002, AMT, FGIC insured, 5.75% 2016        1,000          1,105
City of San Antonio, Airport System Rev. Improvement Bonds, Series 2005, FSA insured, AMT, 5.25% 2011         1,000          1,074
San Antonio Independent School Dist., Unlimited Tax Ref. Bonds, Series 2001-B, 5.375% 2013                    1,500          1,639
Tarrant County Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project),
     Series 2002-A, 5.00% 2019                                                                                2,500          2,598
Tarrant County Health Facs. Dev. Corp., Hospital Rev. Bonds (Baylor Health Care System Project),
     Series 2002-A, 5.25% 2022                                                                                2,000          2,123
                                                                                                                           120,804

UTAH -- 1.52%
Housing Corp., Single-family Mortgage Bonds, Series 2001-E, AMT, 5.20% 2018                                   2,055          2,088
Housing Corp., Single-family Mortgage Bonds, Series 2001-F, AMT, 4.95% 2018                                   1,715          1,730
Housing Corp., Single-family Mortgage Bonds, Series 2002-A, Class III, AMT, 5.30% 2018                          860            878
Housing Corp., Single-family Mortgage Bonds, Series 2002-C-2, Class III, AMT, 5.25% 2018                      3,080          3,193
Housing Corp., Single-family Mortgage Bonds, Series 2002-D-2, Class III, AMT, 5.00% 2018                      1,300          1,338
Housing Corp., Single-family Mortgage Bonds, Series 2002-E-2, Class III, AMT, 4.95% 2019                      3,520          3,569
Housing Corp., Single-family Mortgage Bonds, Series 2002-F, AMT, 4.625% 2019                                  2,215          2,216
Housing Corp., Single-family Mortgage Bonds, Series 2002-G, AMT, 4.875% 2019                                  1,745          1,750
Housing Corp., Single-family Mortgage Bonds, Series 2003-B-2, Class III, AMT, 4.85% 2024                      1,630          1,654
Housing Corp., Single-family Mortgage Bonds, Series 2003-C, Class III, AMT, 5.00% 2025                          925            945
Housing Corp., Single-family Mortgage Bonds, Series 2004-H-1, Class III, AMT, 4.75% 2027                        995          1,000
Housing Fin. Agcy., Single-family Mortgage Bonds (Federally Insured or Guaranteed Mortgage Loans),
     1999 Issue D, AMT, 5.60% 2013                                                                              110            112
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1997-G-2, Class III, AMT, 5.60% 2010                   220            221
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1998-G-2, Class III, AMT, 4.90% 2012                   215            216
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1999-B-2, Class III, AMT, 5.10% 2012                   410            415
Housing Fin. Agcy., Single-family Mortgage Bonds, Series 1999-C-2, Class III, AMT, 5.60% 2013                   405            408
Mountain Regional Water Special Service Dist. Summit County, Special Assessment Bonds
     (Special Improvement Dist. No. 2002-1), Series 2003, 6.25% 2008                                          2,000          2,043
Salt Lake County, College Rev. and Ref. Bonds (Westminster College Project), Series 2005, 5.00% 2022          1,100          1,120
                                                                                                                            24,896

VIRGIN ISLANDS -- 0.13%
Public Fin. Auth., Rev. and Ref. Bonds (Matching Fund Loan Notes), Senior Lien, Series 1998-C, 5.50% 2008     1,000          1,061
Public Fin. Auth., Rev. Bonds (Matching Fund Loan Notes), Senior Lien, Series 2004-A, 5.25% 2015              1,000          1,090
                                                                                                                             2,151

VIRGINIA -- 1.76%
Fairfax County Econ. Dev. Auth., Resource Recovery Rev. Ref. Bonds, Series A, AMT,
     AMBAC insured, 6.10% 2011                                                                                7,755          8,650
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring Village, Inc. Fac.),
     Series 1999-A, 6.75% 2012                                                                                1,500          1,618
Fairfax County Econ. Dev. Auth., Retirement Community Rev. Bonds (Greenspring Village, Inc. Fac.),
     Series 1999-A, 7.50% 2029                                                                                4,000          4,353
Heritage Hunt Commercial Community Dev. Auth. (Prince William County), Special Assessment Bonds,
     Series 1999-B, 7.00% 2029                                                                                  944            995
Industrial Dev. Auth. of County of Isle of Wight, Pollution Control Rev. Ref. Bonds (International
     Paper Co. Projects), Series 2004-A, 4.05% 2014                                                           1,150          1,150
Industrial Dev. Auth. of the County of Charles City, Tax-Exempt Adjustable Mode Solid Waste
     Disposal Rev. Bonds (Waste Management, Inc.), Series 2002, AMT, 6.25% 2027 (put 2012)                    1,000          1,103
Industrial Dev. Auth. of the County of Henrico, Solid Waste Disposal Rev. Bonds
     (Browning-Ferris Industries of South Atlantic, Inc. Project), Series 1995, AMT, 5.30% 2011 (put 2005)      500            501
Community Dev. Auth. of Loudoun County, Special Assessment Bonds (Dulles Town Center Project),
     Series 1998, 6.25% 2026                                                                                  3,980          4,097
Prince William County Gateway Community Dev. Auth., Special Assessment Bonds, Series 1999, 6.25% 2026         1,958          2,103
Public School Auth., School Fncg. Bonds (1997 Resolution), Series 2001-A, 5.25% 2006                          1,950          1,999
Resources Auth., Infrastructure Rev. Bonds (Pooled Fncg. Program), Series 2004-B, AMT, 5.00% 2011             1,085          1,169
Tobacco Settlement Fncg. Corp., Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.50% 2026                1,000          1,056
                                                                                                                            28,794

WASHINGTON -- 1.35%
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series 2003-A, 5.50% 2015             2,000          2,266
Energy Northwest, Columbia Generating Station Electric Rev. Ref. Bonds, Series 2005-A, 5.00% 2015             6,035          6,574
Health Care Facs. Auth., Rev. Bonds (Group Health Cooperative of Puget Sound),
     Series 2001, AMBAC insured, 5.375% 2012                                                                  1,500          1,648
Public Utility Dist. No. 2 of Grant County, Wanapum Hydroelectric Dev. Rev. and Ref. Bonds,
     Series 2005-B, AMT, FGIC insured, 5.00% 2013                                                             1,250          1,334
Public Utility Dist. No. 2 of Grant County, Wanapum Hydroelectric Dev. Rev. and Ref. Bonds,
     Series 2005-B, AMT, FGIC insured, 5.00% 2014                                                             1,265          1,351
City of Seattle, Limited Tax G.O. Improvement and Ref. Bonds, Series 2003, 4.00% 2005                         2,000          2,000
Port of Seattle, Passenger Fac. Charge Rev. Bonds, Series 1998-B, AMT, AMBAC insured, 5.25% 2011              1,500          1,592
Port of Seattle, Rev. Bonds, Series 2001-B, AMT, FGIC insured, 5.50% 2010                                     1,000          1,080
Port of Seattle, Subordinate Lien Rev. Bonds, Series 1999-B, AMT, FGIC insured, 5.50% 2012                    1,000          1,096
Port of Seattle, Special Fac. Rev. Bonds (SEATAC Fuel Facs. LLC), Series 2003, AMT,
     MBIA insured, 5.00% 2012                                                                                 1,000          1,065
Various Purpose G.O. Ref. Bonds, Series R-2001A, 5.25% 2005                                                   2,000          2,005
                                                                                                                            22,011

WISCONSIN -- 1.57%
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.50% 2010                    750            807
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 5.75% 2012                  1,500          1,652
Badger Tobacco Asset Securitization Corp., Tobacco Settlement Asset-backed Bonds, 6.125% 2027                12,780         13,767
Health and Educational Facs. Auth., Rev. Bonds (Froedtert & Community Health Obligated Group),
     Series 2001, 5.625% 2013                                                                                 1,000          1,084
Housing and Econ. Dev. Auth., Home Ownership Rev. Bonds, Series 1998-A, 5.375% 2017                             965          1,006
Housing and Econ. Dev. Auth., Housing Rev. Bonds, Series 1993-B, AMT, 5.30% 2006                                490            491
Milwaukee County, Airport Rev. Bonds, Series 2004-A, AMT, AMBAC insured, 5.00% 2012                           1,110          1,184
Milwaukee County, Airport Rev. Bonds, Series 2004-A, AMT, AMBAC insured, 5.00% 2013                           1,165          1,242
City of Oconto Falls, Community Dev. Auth., Dev. Rev. Bonds (Oconto Falls Tissue, Inc. Project),
     Series 1997, AMT, 7.75% 2022                                                                             5,200          3,833
City of Oconto Falls, Community Dev. Auth., Dev. Rev. Bonds (Oconto Falls Tissue, Inc. Project),
     Series 1997, AMT, 8.125% 2022(1)                                                                           840            638
                                                                                                                            25,704


Total bonds & notes (cost: $1,486,280,000)                                                                               1,540,752


Short-term securities -- 7.06%

City of Valdez, Marine Terminal Rev. Ref. Bonds (BP Pipelines (Alaska) Inc. Project),
     Series 2003 2.32% 2037(3)                                                                                1,000          1,000
City of Valdez, Marine Terminal Rev. Ref. Bonds (BP Pipelines (Alaska) Inc. Project),
     Series 2003B, 2.32% 2037(3)                                                                              1,200          1,200
City of Livermore, California, Multi-family Mortgage Rev. Bonds (Portola Meadows Apartments),
     Series 1989-A, AMT, 2.30% 2019(3)                                                                        2,750          2,750
City of Los Angeles, California, 2005 Tax and Rev. Anticipation Notes, 4.00% 6/30/2006                       10,000         10,119
District of Columbia, Metropolitan Washington Airports Auth., Demand Rev. Bonds,
     Series 1999-A, AMT, TECP, 2.55% 9/15/2005                                                                1,000          1,000
State of Florida, Broward County Educational Facs. Auth., Educational Facs. Rev. Bonds
     (Nova Southeastern University Project), Series 2004-C, 2.33% 2024(3)                                     3,600          3,600
Idaho Tax Anticipation Notes, Series 2005, 4.00% 6/30/2006                                                    5,150          5,211
Illinois Health Facs. Auth., Demand Rev. Bonds (University of Chicago Hospitals and Health System),
     Series 1998, MBIA insured, 2.33% 2026(3,5)                                                               2,000          2,000
City of Mount Vernon, Indiana, Pollution Control Rev. Ref. Bonds (General Electric Company Project),
     Series 1998, AMT, 2.32% 2018(3)                                                                          1,200          1,200
Water Dev. Auth., Pollution Control Rev. Bonds (Ohio Edison Co. Project), Series 1988-B,
     AMT, 2.41% 2018(3)                                                                                       1,750          1,750
Regional Airport Auth. of Louisville and Jefferson County, Special Facs. Rev. Bonds
     (UPS Worldwide Forwarding, Inc. Project), Series 1999-A, AMT, 2.42% 2029(3)                              1,800          1,800
Louisiana Offshore Terminal Auth., Deepwater Port Rev. Ref. Bonds (LOOP INC. Project),
     Series 1992-A, 2.35% 2008(3)                                                                             5,000          5,000
State of Maryland, Health and Higher Educational Facs. Auth., Pooled Loan Program Rev. Bonds,
     Series 1994-D, 2.32% 2029(3)                                                                             1,000          1,000
Massachusetts Housing Fin. Agcy., Multi-family Dev. Rev. Bonds (Princeton Crossing Project),
     Series 1996-A, AMT, Fannie Mae insured, 2.40% 2031(3)                                                    3,000          3,000
Missouri Health and Educational Facs. Auth. (Deaconess Long Term Care of Missouri, Inc.)
     Health Facs. Rev. Bonds, Series 1996-A, 2.36% 2016(3)                                                    2,640          2,640
Clark County Industrial Dev. Rev. Bonds (Nevada Cogeneration Associates #2 Project),
     Series 1992, AMT, 2.40% 2022(3)                                                                          2,200          2,200
State of New Jersey, Tax and Rev. Anticipation Notes, Series 2006-A, 4.00% 6/23/2006                         20,000         20,227
State of New Mexico, Tax and Rev. Anticipation Notes, Series 2005, 4.00% 6/30/2006                           15,000         15,185
New York Housing Fin. Agcy., East 84th Street Housing Rev. Demand Bonds, Series 1995-A,
     AMT, 2.34% 2033(3,5)                                                                                     5,000          5,000
New York Housing Fin. Agcy., Saville Housing Rev. Bonds, Series 2002-A, AMT, 2.35% 2035(3,5)                  3,700          3,700
State of North Carolina, Halifax County Industrial Facs. and Pollution Control Fncg. Auth.,
     Demand Exempt Fac. Rev. Bonds (Westmoreland-Hadson Partners Roanoke Valley Project),
     Series 1991, AMT, 2.41% 2019(3)                                                                          3,800          3,800
Florence County, South Carolina, Solid Waste Disposal and Wastewater Treatment Facs. Rev. Bonds
     (Roche Carolina Inc. Project), Series 1997, AMT, 2.40% 2027(3)                                           2,095          2,095
County of Knox, Tennessee, Health, Educational and Housing Facs. Board, Student Housing Rev. Bonds
     (Volunteer Student Housing, LLC Projects), Series 2002, 2.34% 2034(3,5)                                  2,400          2,400
Tennessee Public Building Auth. of the City of Clarksville, Adjustable Rate Pooled Fncg. Rev. Bonds,
     Series 2001, 2.34% 2031(3)                                                                               6,785          6,785
State of Texas, Gulf Coast Waste Disposal Auth., Environmental Facs. Rev. Bonds (BP Amoco
     Chemical Co. Project), Series 2003-B, AMT, 2.40% 2038(3)                                                 1,800          1,800
State of Texas, Gulf Coast Waste Disposal Auth., Pollution Control Rev. Bonds (Amoco Oil Co. Project),
     Series 1993, AMT, 2.40% 2023(3)                                                                          2,800          2,800
State of Washington, Industrial Dev. Corp. of the Port of Bellingham, Environmental Facs.
     Industrial Rev. Bonds (BP West Coast Products LLC Project), Series 2002, AMT, 2.40% 2033(3)              1,000          1,000
City of Gillette, Campbell County, Wyoming, Customized Purchase Pollution Control Rev. Ref. Bonds
     (PacifiCorp Project), Series 1988, 2.40% 2018(3)                                                         5,000          5,000

Total short-term securities (cost: $115,255,000)                                                                           115,262


Total investment securities (cost: $1,601,535,000)                                                                       1,656,014
Other assets less liabilities                                                                                              (22,765)

Net assets                                                                                                              $1,633,249


(1) Purchased in a private placement transaction; resale may be limited to qualified institutional buyers; resale to the public may require registration. The total value of all such restricted securities was $18,502,000, which represented 1.13% of the net assets of the fund.
(2) Company not making scheduled interest payments; bankruptcy proceedings pending.
(3) Coupon rate may change periodically; the date of the next scheduled coupon rate change is considered to be the maturity date.
(4) Step bond; coupon rate will increase at a later date.
(5) This security, or a portion of this security, has been segregated to cover funding requirements on investment transactions settling in the future.


Key to abbreviations

Agcy. = Agency
AMT = Alternative Minimum Tax
Auth. = Authority
Certs. of Part. = Certificates of Participation
Dev. = Development
Dist. = District
Econ. = Economic
Fac. = Facility
Facs. = Facilities
Fin. = Finance
Fncg. = Financing
G.O. = General Obligation
Preref. = Prerefunded
Redev. = Redevelopment
Ref. = Refunding
Rev. = Revenue
TECP = Tax-Exempt Commercial Paper



             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To the Board of Directors and Shareholders of American High-Income Municipal Bond Fund, Inc.:

We have audited, in accordance with standards of the Public Company Accounting Oversight Board (United States), the financial statements of American High-Income Municipal Bond Fund, Inc. (the "Fund") as of July 31, 2005, and for the year then ended and have issued our unqualified report thereon dated September 9, 2005 (which report and financial statements are included in Item 1 of this Certified Shareholder Report on Form N-CSR). Our audit included an audit of the Fund's investment portfolio (the "Portfolio") as of July 31, 2005 appearing in Item 6 of this Form N-CSR. This Portfolio is the responsibility of the Fund's management. Our responsibility is to express an opinion on this portfolio based on our audit.

In our opinion, the Portfolio referred to above, when read in conjunction with the financial statements of the Fund referred to above, presents fairly, in all material respects, the information set forth therein.



PricewaterhouseCoopers LLP
Los Angeles, California
September 9, 2005




ITEM 7 - Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.


ITEM 8 - Portfolio Managers of Closed-End Management Investment Companies

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 9 - Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable to this Registrant, insofar as the Registrant is not a closed-end management investment company.

ITEM 10 - Submission of Matters to a Vote of Security Holders

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Directors since the Registrant last submitted a proxy statement to its shareholders. The procedures are as follows. The Registrant has a Nominating and Governance Committee comprised solely of persons who are not considered "interested persons" of the Registrant within the meaning of the Investment Company Act of 1940, as amended. The committee periodically reviews such issues as the Board's composition, responsibilities, committees, compensation and other relevant issues, and recommends any appropriate changes to the full Board of Directors. While the committee normally is able to identify from its own resources an ample number of qualified candidates, it will consider shareholder suggestions of persons to be considered as nominees to fill future vacancies on the Board. Such suggestions must be sent in writing to the Nominating and Governance Committee of the Registrant, c/o the Registrant's Secretary, and must be accompanied by complete biographical and occupational data on the prospective nominee, along with a written consent of the prospective nominee for consideration of his or her name by the Nominating and Governance Committee.


ITEM 11 - Controls and Procedures

(a) The Registrant's Principal Executive Officer and Principal Financial Officer have concluded, based on their evaluation of the Registrant's disclosure controls and procedures (as such term is defined in Rule 30a-3 under the Investment Company Act of 1940), that such controls and procedures are adequate and reasonably designed to achieve the purposes described in paragraph (c) of such rule.

(b) There were no changes in the Registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.


ITEM 12 - Exhibits

(a)  (1) The Code of Ethics  that is the subject of the  disclosure  required by
     Item 2 is attached as an exhibit hereto.

(a) (2) The certifications required by Rule 30a-2 of the Investment Company Act of 1940, as amended, and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002 are attached as exhibits hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN HIGH-INCOME MUNICIPAL BOND FUND, INC.


By /s/ Mark R. Macdonald
------------------------------------
Mark R. Macdonald, President and PEO

Date: October 7, 2005


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.



By /s/ Mark R. Macdonald
------------------------------------
Mark R. Macdonald, President and PEO

Date: October 7, 2005



By /s/ Sharon G. Moseley
------------------------------------
Sharon G. Moseley, Treasurer and PFO

Date: October 7, 2005